UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2011

Item 1. Report to Stockholders.

2011 Annual Report

Flagship Upgrader Funds
FundX Upgrader Fund
FundX Aggressive Upgrader Fund
FundX Conservative Upgrader Fund
FundX Flexible Income Fund

ETF Funds
FundX ETF Aggressive Upgrader Fund
FundX ETF Upgrader Fund

Hedged Funds
FundX Tactical Upgrader Fund
FundX Tactical Total Return Fund

9/30/2011

FundX Upgrader Funds

Table of Contents

Shareholder Letter	3

FundX Upgrader Fund
Manager’s Discussion of Fund Performance	5
Performance Chart	6
Schedule of Investments	7

FundX Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	9
Performance Chart	10
Schedule of Investments	11

FundX Conservative Upgrader Fund
Manager’s Discussion of Fund Performance	13
Performance Chart	14
Schedule of Investments	15

FundX Flexible Income Fund
Manager’s Discussion of Fund Performance	17
Performance Chart	18
Schedule of Investments	19

FundX ETF Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	20
Performance Chart	21
Schedule of Investments	22

FundX ETF Upgrader Fund
Manager’s Discussion of Fund Performance	23
Performance Chart	24
Schedule of Investments	25

FundX Tactical Upgrader Fund
Manager’s Discussion of Fund Performance	26
Performance Chart	27
Schedule of Investments	28

FundX Tactical Total Return Fund
Manager’s Discussion of Fund Performance	30
Performance Chart	31
Schedule of Investments	32

Statements of Assets and Liabilities	34

Statements of Operations	36

Statements of Changes in Net Assets	40

Financial Highlights	48

Notes to Financial Statements	56

Report of Independent Registered Public Accounting Firm	66

Expense Example	67

Additional Information	70

WWW.UPGRADERFUNDS.COM

1969 – DAL Investment Company is a Registered Investment Advisor (RIA)

1976 – The firm starts publishing NoLoad FundX newsletter.

2001 –The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002 – Inception of three additional funds:  FundX Aggressive Upgrader Fund (HOTFX),   FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2007 – In response to requests for ETF-only portfolios, the firm creates FundX ETF Upgrader Fund (REMIX) and FundX ETF Aggressive Upgrader Fund (UNBOX), two funds that invest solely in exchange traded funds (ETFs).

2008 – The firm announces a new mutual fund that isn’t always fully invested: FundX Tactical Upgrader Fund (TACTX).

2009 – FundX Tactical Total Return Fund (TOTLX) combines the firm’s bond fund strategy with its Tactical approach.

FundX Upgrader Funds

The FundX Upgrader Funds are a series of eight mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer varying levels of potential risk and reward.

Knowledgeable Portfolio Management

We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs, and make timely portfolio changes.

A Strategy You Can Understand

The Upgrading strategy ranks noload mutual funds and ETFs based on trailing 1, 3, 6 and 12-month performance, buying top performers, then holding them only while they remain top-ranked based on near-term performance.

The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies we identify as being in sync with current market leadership.

A Portfolio that Responds to Market Changes

Market leadership rotates between large-cap and small-cap stocks, growth and value styles of investing, and global geographic regions.  We align the FundX Upgrader Fund portfolios with leadership trends. We move incrementally to top ranked funds in our scoring system by progressively selling the lower ranked funds and reinvesting in the new leaders.

FundX Upgrader Funds

September 30, 2011

Dear Fellow Shareholders,

Markets have continued to be volatile since our October 31, 2010 annual report. After a strong start to 2011, stock markets corrected and then rebounded in the spring, only to experience a sharper correction in May. The summer brought steeper declines and renewed worries about economic challenges around the globe. As analysts reduced their forecasts for growth, investors abandoned riskier assets; in a flight-to-safety, many flocked to low-yielding Treasuries.

Bonds often outperformed stocks in 2011 as concerns of a global economic slowdown and the European debt crisis overshadowed fears of inflation and rising interest rates.

10 Years of FUNDX

This November, we celebrate ten years of our flagship mutual fund: FundX Upgrader Fund (FUNDX). The past ten years were challenging years for most equity investors.  When we started FUNDX in November 2001, it was a difficult time to launch a new mutual fund.

After a decade of historic economic growth, the economy had begun to soften in the summer of 2001. Fear and uncertainty reigned after September 11th and investors bailed out of equities. But FUNDX persevered through wars, natural disasters, the housing boom and bust, and the Great Recession.  While many consider the last ten years a ‘lost decade’, we have been extremely satisfied with the FUNDX track record since its inception on November 1, 2001.

I am also a FundX Upgrader Fund shareholder: I bought FUNDX ten years ago and I now own all eight of the Upgrader funds in my personal, IRA and 401k accounts. Ten years ago, I was saving for my children’s education. In 2001, my girls were 10 and 11 years old and I opened accounts for both in FUNDX.  The Fund enabled me to have a separate, globally diversified and actively managed portfolio for each that I could add to with one simple purchase.

As they turned 18, my girls became responsible for their own accounts and the Upgrader funds gave them choices to learn to balance their accounts. Now they are 20 and 21, in college and working, so they’ve opened Roth IRAs in the Upgrader funds – globally diversified and actively managed even in the smallest accounts.

Looking Ahead

We continue to evolve and respond to changing market environments and are committed to offering solutions that should help our clients achieve their goals.  As disciplined, opportunistic investors, we know that no trend lasts forever, just as no tree grows to the sky. Many trends last longer than we may expect, and, as trend followers, we face some false starts and occasional whip-saws. That said, we believe that the most fundamental component of a successful long-term investment strategy is the ability to be flexible and adapt to changing markets.

We recognize that not every individual fund or ETF purchase we make in our portfolios will prove to add value.  Instead we believe it is the cumulative effect of maintaining our discipline over the years that will allow us to achieve our long-term goals.

Selecting funds that should perform well in the distant future is difficult.  Our approach is to select funds we believe might perform well in the near future, and to continually reassess and adjust over time.  In our observation the most useful piece of data available to us for choosing funds and ETFs is the recent performance as measured by total returns over the prior  one, three, six and twelve months.  By methodically reevaluating that performance we are able to consistently realign our portfolios with what’s working currently in the market.

We’re grateful for your continued support.

Sincerely,

Janet Brown
President
DAL Investment Company

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, non-diversification, fixed income investments, and short sales. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

References to other funds should not be interpreted as an offer of these securities.

Diversification does not assure a profit or protect against a loss in a declining market.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Standard Deviation is a statistical measure of a historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

While the fund invests in no load Mutual Funds, management and other expenses still apply.  Please refer to prospectus for further details.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets.

An investment cannot be made directly in an index.

Current and future portfolio holdings are subject to risk.

Must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund (FUNDX)

The FundX Upgrader Fund is our flagship fund.  Launched in November 2001, FUNDX is based on our most popular growth model.  It invests primarily in core equity funds with limited exposure to more speculative funds.

We don’t believe it’s necessary – or even possible – to accurately forecast the market on a consistent basis.  Even when we’ve successfully predicted key events, the market’s reaction is often different than we might expect. Sometimes the market declines in response to positive news, and advances despite what seems like bad news.

In August 2011, for example, investors expected the market would cheer an agreement on raising the U.S. debt ceiling. Instead, the market tumbled and the U.S. credit rating dropped below AAA for the first time. Earlier in the year, investors were gripped by fear after a terrible earthquake and Tsunami devastated Japan, causing a nuclear crisis and disrupting global supply chains. Yet the global stock market quickly recovered and surged to fresh highs.

Our system objectively examines how funds and ETFs are actually performing and adjusts our portfolios each and every month as needed.  Upgrading has led us through a variety of leadership changes this past year – eliminating foreign funds, adding modest exposure to precious metals, and shifting from small and mid-cap to large-cap growth and dividend-focused funds and ETFs.

When the last fiscal year began on November 1, 2010, the FundX Upgrader Fund portfolio looked quite different than it did 11 months later.

Domestic U.S. growth funds held only a slight position in the portfolio at the start of the fiscal year – less than 10% of the total.  That changed fairly steadily throughout the following months.  By the end of this 11-month period, fully 75% of the portfolio was in U.S. growth funds.

The portfolio also became more dominated by large-caps, with about two-thirds of the mix in funds categorized as large-cap growth, large-cap value or large-cap blend.  Recent additions in this area include Dreyfus Appreciation (DGAGX) and Fidelity Growth Opportunities (FAGCX).

The portfolio as of September 30, 2011 was primarily domestic, while on October 31, 2010 the portfolio held over 18% in diversified emerging market funds.  Within two months that level had been brought down to around 7% and within 10 weeks the exposure was zero.  This shift was beneficial, as emerging markets funds as a group declined by over 25% in the following nine months.

The Fund Upgrader Fund started the fiscal year with over 35% in diversified international funds and decreased foreign exposure to almost zero within four months.  Then, a pop in overseas equity performance in March and April prompted us to shift slightly back into foreign funds for about three months, but by early August, we were once again out of dedicated foreign stock funds.  This shift was triggered by weakness in Europe’s equity markets and relative weakness in the euro compared with the U.S. dollar.  This was a fortuitous move because European-focused funds lost over 20% as a group in the following two months.

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (11/1/01), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Upgrader Fund	S&P 500 Index	MSCI ACWI Index
1 Year	-4.76%	1.14%	-6.01%
3 Year	-2.34%	1.23%	0.59%
5 Year	-2.41%	-1.18%	-1.59%
Since Inception (11/1/01)	4.24%	2.41%	4.10%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The MSCI ACWI Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 99.7%
	Speculative Funds: 29.2%
28,939	Allianz Wellness Fund*	$746,334
102,648	Brown Capital Management Small Company Fund	4,102,854
132,200	Consumer Staples Select Sector SPDR ETF	3,926,340
61,000	Energy Select Sector SPDR Fund	3,573,990
59,300	iShares S&P MidCap 400 Growth Fund	5,327,512
98,000	iShares Silver Trust*	2,835,140
62,300	Market Vectors Gold Miners ETF	3,438,337
114,000	PowerShares QQQ Trust	5,987,280
219,500	Rydex S&P MidCap 400 Pure Growth ETF	16,065,205
14,000	SPDR Gold Trust ETF*	2,213,120
130,735	T. Rowe Price Health Sciences Fund	4,017,475
218,198	T. Rowe Price New Horizons Fund	6,836,157
160,035	Touchstone Sands Capital Select Growth Fund*	1,529,932
120,700	Utilities Select Sector SPDR ETF	4,060,348
52,192	Value Line Fund*	437,891
240,427	Wells Fargo Advantage Growth Fund*	8,133,635
	Total Speculative Funds	73,231,550

	Core Funds: 70.5%
240,344	Allianz NFJ Renaissance Fund	3,730,143
352,204	Dreyfus Appreciation Fund	12,964,633
2,913,145	Federated Strategic Value Dividend Fund	13,080,020
286,852	Fidelity Advisor Growth Opportunities Fund	9,577,997
273,451	Fidelity Blue Chip Growth Fund	10,820,438
340,500	iShares Dow Jones Select Dividend Index Fund	16,425,720
292,800	iShares Russell 1000 Growth Index Fund	15,407,136
294,700	iShares S&P 500 Growth Index Fund	18,047,428
602,782	Ivy Asset Strategy Fund	12,724,729
181	Matthews Asian Growth & Income Fund	2,846
587,662	Scout Mid Cap Fund†	7,304,638
387,073	T. Rowe Price Blue Chip Growth Fund	13,594,008
256,000	Vanguard Growth ETF	14,320,640
274,000	WisdomTree Dividend ex-Financials Fund	12,853,340
976,585	Yacktman Fund	15,889,043
	Total Core Funds	176,742,759
	Total Investment Companies
	(Cost $268,956,025)	249,974,309

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at September 30, 2011, Continued

Shares		Value
	SHORT-TERM INVESTMENTS: 0.3%
776,337	Fidelity Government Portfolio, 0.01%#	$776,337
	Total Short-Term Investments
	(Cost $776,337)	776,337
	Total Investments: 100.0%
	(Cost $269,732,362)	250,750,646
	Liabilities in Excess of Other Assets: (0.0%)	(112,713)
	Net Assets: 100.0%	$250,637,933

*Non-income producing.
#Variable seven-day yield as of September 30, 2011.
†A portion of this security is considered illiquid.  As of September 30, 2011, the total market value of securities considered illiquid was $942,964 or 0.4% of net assets.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund (HOTFX)

The FundX Aggressive Upgrader Fund (HOTFX) is designed to provide higher exposure to more aggressive funds than to core diversified funds.  HOTFX can have substantial holdings in sector funds, precious metals funds and small- or mid-cap funds.  HOTFX is intended for investors seeking higher potential returns in exchange for greater expected volatility.

During the 11 months from October 31, 2010 to September 30, 2011, the Aggressive Upgrader Fund portfolio’s weighting in non-U.S. stocks dropped from 40% to about 7%.  This shift was triggered by weakness in Europe’s equity markets and relative weakness in the euro compared with the U.S. dollar.  Exposure to emerging markets contracted from 25% to virtually zero.

This move away from a substantial weighting in mature foreign equity markets did not follow a straight line during the past year.  We went from a starting point of over 40% in international stocks and decreased that exposure to almost zero within four months.  Then, a surge in overseas equity performance in March and April of 2011 prompted us to shift slightly back into foreign funds for about three months.  By the early August we were once again out of dedicated foreign stock funds.  This was a fortuitous move because European-focused funds went on to lose over 20% as a group in the following two months.

Recent additions to the portfolio include large-cap growth funds such as Touchstone Sands Capital Growth (CSFIX), TCW Select Equities (TGCEX) and PowerShares QQQ Trust (QQQ).  Recent sells included mid cap names such as Wells Fargo Advantage Discovery (WFDSX) and Turner Mid Cap Growth (TMGEX).

Overall, the average market cap of the HOTFX portfolio increased dramatically in the past 11 months, from $7 billion to over $15 billion.

More defensive industry sectors were better represented in the portfolio at the end of the fiscal year, with healthcare rising from 5.5% of the portfolio to 14%.  Consumer services rose from 9% to 13%.  Financial services, on the other hand, dropped from almost 22% to under 4% of the portfolio in that time.  Our strategy seeks to steer clear of underperforming areas of the market, and financials have underperformed other areas over the trailing 11 months.

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Aggressive Upgrader Fund	S&P 500 Index	MSCI ACWI Index
1 Year	-4.48%	1.14%	-6.01%
3 Year	-2.19%	1.23%	0.59%
5 Year	-1.93%	-1.18%	-1.59%
Since Inception (7/1/02)	5.47%	3.73%	4.93%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The MSCI ACWI Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 99.7%
	Speculative Funds: 59.1%
50,782	Allianz Wellness Fund*†	$1,309,674
117,084	American Century Heritage Fund*	2,190,643
42,268	Brown Capital Management Small Company Fund	1,689,462
99,000	Consumer Staples Select Sector SPDR ETF	2,940,300
45,800	Energy Select Sector SPDR Fund	2,683,422
41,000	iShares S&P MidCap 400 Growth Fund	3,683,440
52,700	iShares Silver Trust*	1,524,611
42,900	Market Vectors Gold Miners ETF	2,367,651
90,600	PowerShares QQQ Trust	4,758,312
98,300	Rydex S&P MidCap 400 Pure Growth ETF	7,194,577
8,200	SPDR Dow Jones Small Cap Growth ETF	797,614
78,849	T. Rowe Price Health Sciences Fund	2,423,040
70,888	T. Rowe Price New Horizons Fund	2,220,920
59,922	TCW Select Equities Fund*	992,907
142,325	Touchstone Sands Capital Select Growth Fund*	1,360,625
91,000	Utilities Select Sector SPDR ETF	3,061,240
52,192	Value Line Fund*	437,891
9,100	Vanguard Small-Cap Growth ETF	608,426
59,372	Wells Fargo Advantage Growth Fund*	2,008,551
	Total Speculative Funds	44,253,306

	Core Funds: 40.6%
41,477	Dreyfus Appreciation Fund	1,526,770
331,563	Federated Strategic Value Dividend Fund	1,488,717
70,671	Fidelity Advisor Growth Opportunities Fund	2,359,689
77,267	Fidelity Blue Chip Growth Fund	3,057,447
24,100	Guggenheim Insider Sentiment ETF	663,955
65,000	iShares Dow Jones Select Dividend Index Fund	3,135,600
56,500	iShares Russell 1000 Growth Index Fund	2,973,030
53,000	iShares S&P 500 Growth Index Fund	3,245,720
135,240	Ivy Asset Strategy Fund	2,854,907
65,767	Scout Mid Cap Fund	817,489
47,903	T. Rowe Price Blue Chip Growth Fund	1,682,336
43,200	Vanguard Growth ETF	2,416,608
38,500	WisdomTree Dividend ex-Financials Fund	1,806,035
146,854	Yacktman Fund	2,389,311
	Total Core Funds	30,417,614
	Total Investment Companies
	(Cost $80,393,147)	74,670,920

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at September 30, 2011, Continued

Shares		Value
	SHORT-TERM INVESTMENTS: 0.4%
284,941	Fidelity Government Portfolio, 0.01%#	$284,941
	Total Short-Term Investments
	(Cost $284,941)	284,941
	Total Investments: 100.1%
	(Cost $80,678,088)	74,955,861
	Liabilities in Excess of Other Assets: (0.1%)	(66,499)
	Net Assets: 100.0%	$74,889,362

*Non-income producing.
†A portion of this security is considered illiquid.  As of September 30, 2011, the total market value of securities considered illiquid was $74,333 or 0.1% of net assets.
#Annualized seven-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund (RELAX)

The FundX Conservative Upgrader is a balanced mix of roughly 60% in core equity funds, with the balance in our Flexible Income strategy, which attempts to smooth returns with significant holdings in bond funds and ETFs.  RELAX is intended for long-term investors seeking a classic mix of stocks and bonds in a single mutual fund purchase.

Our goal, as always, is to continually realign our portfolios in a changing world, and to that end, the portfolio witnessed a number of substantial shifts during the fiscal year.

During the 11 months from October 31, 2010 to September 30, 2011, the level of holdings in diversified, mature foreign markets started at about 17% of the overall portfolio and was reduced to almost zero by the end of February. This increased back up to almost 14% at the close of the second quarter.  Then, by early August, we had begun to sell overseas funds and by the end of the fiscal year we were almost entirely out of dedicated foreign stock funds.

We also steered away from mid-caps and small-caps and toward large-caps.  Average market capitalization increased from about $9 billion to over $30 billion.  Recent additions to the portfolio include Dreyfus Appreciation (DGAGX), iShares S&P 500 Growth (IVW) and iShares Russell 1000 Growth Index (IWF).  Recent sells include Guggenheim Insider Sentiment (NFO) and iShares S&P 400 Mid Cap (IJH).

The average market capitalization of the Conservative Upgrader was significantly higher at fiscal-year end than that of our other equity-based funds, because RELAX does not invest in more aggressive underlying funds or ETFs.  Its equity component focuses only on funds from our diversified core category of funds.  So the fund did not own precious metals or other individual industry sector funds during the fiscal year.  This also means the portfolio is less apt to own small-cap funds or mid-cap growth funds.

The Flexible Income component of the RELAX portfolio offers a total return oriented income approach for investors seeking an alternative to the interest rate risk and credit risk of a traditional fixed income portfolio.  We aim to continually align our fixed income holdings with the current leadership in the various corners of the changing bond markets.

Persistent volatility stemming from the ongoing sovereign debt crisis in Europe and political stagnation in the United States, as well as weaker-than-expected macroeconomic data, led many investors to avoid risk at all costs.  During August and September, U.S. Treasuries were the only segment of the bond market to perform well, while all others fell.

We reduced exposure to high-yield bond funds and ETFs, making way for the recent addition of iShares Lehman 3-7 Year Treasury Bond (IEI), and DoubleLine Total Return (DBLDX).

RELAX may invest in alternative funds such as hedged equity or total return funds.  We reduced this component slightly during the third quarter, selling Gateway (GTEYX) and Merger (MERFX) and buying Hussman Strategic Total Return (HSTRX).

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Conservative Upgrader Fund	S&P 500 Index	MSCI ACWI Index
1 Year	-3.24%	1.14%	-6.01%
3 Year	1.93%	1.23%	0.59%
5 Year	0.85%	-1.18%	-1.59%
Since Inception (7/01/02)	5.21%	3.73%	4.93%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The MSCI ACWI Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 99.1%
	Core Funds: 60.3%
82,381	Allianz NFJ Renaissance Fund	$1,278,556
61,611	Dreyfus Appreciation Fund	2,267,888
596,263	Federated Strategic Value Dividend Fund	2,677,223
75,680	Fidelity Advisor Growth Opportunities Fund	2,526,970
58,085	Fidelity Blue Chip Growth Fund	2,298,423
14,700	Guggenheim Insider Sentiment ETF	404,985
26,775	ING Corporate Leaders Trust Fund	516,762
59,700	iShares Dow Jones Select Dividend Index Fund	2,879,928
47,700	iShares Russell 1000 Growth Index Fund	2,509,974
44,200	iShares S&P 500 Growth Index Fund	2,706,808
150,696	Ivy Asset Strategy Fund	3,181,182
123,643	Scout Mid Cap Fund	1,536,881
36,743	T. Rowe Price Blue Chip Growth Fund	1,290,426
54,064	Tocqueville International Value Fund	594,705
30,500	Vanguard Growth ETF	1,706,170
49,300	WisdomTree Dividend ex-Financials Fund	2,312,663
151,035	Yacktman Fund	2,457,336
	Total Core Funds	33,146,880

	Total Return Funds: 9.7%
123,709	Calamos Market Neutral Income Fund	1,431,310
104,609	Hussman Strategic Total Return Fund	1,304,468
136,041	Manning & Napier Pro Blend Conservative Term Series	1,413,469
22,275	Vanguard Wellesley Income Fund	1,177,463
	Total Total Return Funds	5,326,710

	Bond Funds: 29.1%
205,884	DoubleLine Total Return Bond Fund	2,305,904
44,032	Dreyfus Intermediate Term Income Fund	599,274
34,736	Dreyfus International Bond Fund	581,488
53,240	Fidelity GNMA Fund	631,961
10,000	iShares Barclays 1-3 Year Credit Bond Fund	1,039,800
10,000	iShares Barclays 1-3 Year Treasury Bond Fund	845,700
4,900	iShares Barclays 3-7 Year Treasury Bond Fund	595,252
162,461	Loomis Sayles Bond Fund	2,256,588
71,926	Loomis Sayles Global Bond Fund	1,186,067
406,766	MainStay High Yield Corporate Bond Fund	2,290,090
11	Metropolitan West Low Duration Bond Fund	93
74	Metropolitan West Total Return Bond Fund	775
98,565	Payden Emerging Markets Bond Fund	1,360,191
50,010	PIMCO GNMA Fund	600,625
36,856	RidgeWorth High Income Fund	237,719
12,000	SPDR Barclays Capital International Treasury Bond ETF	721,320

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at September 30, 2011, Continued

Shares		Value
	INVESTMENT COMPANIES: 99.1%, Continued
	Bond Funds: 29.1%, Continued
83,147	Wells Fargo Advantage Short-Term Bond Fund	$725,041
	Total Bond Funds	15,977,888
	Total Investment Companies
	(Cost $57,884,848)	54,451,478

	SHORT-TERM INVESTMENTS: 4.2%
2,313,697	Fidelity Government Portfolio, 0.01%#	2,313,697
	Total Short-Term Investments
	(Cost $2,313,697)	2,313,697
	Total Investments: 103.3%
	(Cost $60,198,545)	56,765,175
	Liabilities in Excess of Other Assets: (3.3%)	(1,788,428)
	Net Assets: 100.0%	$54,976,747

*Non-income producing.
#Annualized seven-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund (INCMX)

The FundX Flexible Income Fund offers a total return oriented portfolio for investors seeking an alternative to the interest rate risk and credit risk of a traditional fixed income portfolio.  Using an approach similar to the Upgrading approach we implement for our equity-based funds, we aim to continually align our portfolio with the current leadership in the various corners of the changing bond markets.

Persistent volatility stemming from the ongoing sovereign debt crisis in Europe and political stagnation in the United States, as well as weaker-than-expected macroeconomic data, led many investors to avoid risk at all costs.  This meant that during August and September U.S. Treasuries were the only segment of the bond market to perform well, while all others fell.

Despite the Flexible Income Fund’s strong performance in the first half of the fiscal year, it underperformed its benchmark for the fiscal year primarily due to exposure to corporate bonds, particularly about 25% exposure to high yield, lower credit quality securities. We have reduced exposure to high-yield bond funds and ETFs to about 11% of the portfolio and added iShares Lehman 3-7 Year Treasury Bond (IEI), PIMCO GNMA (PDMIX) and Fidelity GNMA (FGMNX).

A portion of the Flexible Income Fund may include up to 30% in alternative funds such as hedged equity or total return funds.  We reduced this component slightly from 29% to 25% during the third quarter, selling Gateway (GTEYX) and Merger (MERFX) and buying Hussman Strategic Total Return (HSTRX).

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

FundX Flexible Income Fund
Value of $10,000 vs Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Flexible Income Fund	Barclays Capital Aggregate Bond Index
1 Year	-0.04%	5.26%
3 Year	5.71%	7.97%
5 Year	4.86%	6.53%
Since Inception (7/01/02)	5.76%	5.70%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 96.6%
	Total Return Funds: 19.9%
719,175	Calamos Market Neutral Income Fund	$8,320,857
714,886	Hussman Strategic Total Return Fund	8,914,627
788,682	Manning & Napier Pro Blend Conservative Term Series	8,194,409
169,994	Vanguard Wellesley Income Fund	8,985,900
	Total Total Return Funds	34,415,793

	Bond Funds: 76.7%
1,611,269	DoubleLine Total Return Bond Fund	18,046,209
727,700	Dreyfus Intermediate Term Income Fund	9,903,990
259,965	Dreyfus International Bond Fund	4,351,820
526,217	Fidelity GNMA Fund	6,246,194
688,431	Fidelity Investment Grade Bond Fund	5,294,034
50,000	iShares Barclays 1-3 Year Credit Bond Fund	5,199,000
50,000	iShares Barclays 1-3 Year Treasury Bond Fund	4,228,500
81,500	iShares Barclays 3-7 Year Treasury Bond Fund	9,900,620
1,253,236	Loomis Sayles Bond Fund	17,407,452
500,597	Loomis Sayles Global Bond Fund	8,254,851
3,091,146	MainStay High Yield Corporate Bond Fund	17,403,151
101,915	Metropolitan West Total Return Bond Fund	1,067,048
620,625	Payden Emerging Markets Bond Fund†	8,564,623
518,576	PIMCO GNMA Fund	6,228,098
138,119	RidgeWorth High Income Fund	890,865
75,600	SPDR Barclays Capital International Treasury Bond ETF	4,544,316
626,822	Wells Fargo Advantage Short-Term Bond Fund	5,465,887
	Total Bond Funds	132,996,658
	Total Investment Companies
	(Cost $166,368,808)	167,412,451

	SHORT-TERM INVESTMENTS: 9.4%
16,231,868	Fidelity Government Portfolio, 0.01%#	16,231,868
	Total Short-Term Investments
	(Cost $16,231,868)	16,231,868
	Total Investments: 106.0%
	(Cost $182,600,676)	183,644,319
	Liabilities in excess of Other Assets: (6.0%)	(10,405,436)
	Net Assets: 100.0%	$173,238,883

*Non-income producing.
#Annualized seven-day yield as of September 30, 2011.
†A portion of this security is considered illiquid.  As of September 30, 2011, the total market value of securities considered illiquid was $2,262,165 or 1.3% of net assets.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund (UNBOX)

UNBOX is usually the most aggressive Upgrader fund because it is uninhibited by style or sector.  It has the latitude to move among a wide range of possibilities using exchange traded funds (ETFs).  It is geared toward investors seeking long-term growth and willing to withstand above average volatility.

The level of holdings in foreign-stock ETFs, both developed and emerging markets, changed dramatically during this period.  As of October 31, 2010 UNBOX held over 55% non-U.S. stocks, most of which were in emerging economies (40% of the total).  This level declined fairly steadily over the following 11 months, so that by the end of the fiscal year, just 5% of the portfolio was invested overseas.  By the end of March 2011, exposure to emerging markets had been reduced to almost zero.

Gold, silver and other natural resources ETFs, including iShares Silver Trust (SLV), Market Vectors Gold Miners (GDX), SPDR Gold Trust (GLD) and iShares S&P North American Natural Resources (IGE), remained significant components of the portfolio throughout this 11-month period, typically comprising 12% to 16% of the portfolio.

Holdings in UNBOX leaned toward small- and mid-cap equities, with the average market cap starting at just over $10 billion at the start of the fiscal year, falling to approximately $5 billion six months ago at April 30, 2011, then rising again to about $10 billion at fiscal year-end.

The long-term strength of our strategy is in the flexibility to continually adapt as leadership changes.  Each individual ETF purchase and subsequent sell will not prove to add value – it is simply not realistic to expect that.  Rather, it is the cumulative effect of continually aligning our portfolios with perceptible leadership that will allow us to achieve our long-term goals.

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

FundX ETF Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (1/31/07), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX ETF Aggressive	S&P 500 Index	MSCI ACWI Index
1 Year	-3.42%	1.14%	-6.01%
3 Year	-4.00%	1.23%	0.59%
Since Inception (1/31/07)	-3.47%	-2.94%	-3.72%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The MSCI ACWI Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 99.5%
	Speculative ETFs: 83.9%
29,500	Consumer Staples Select Sector SPDR ETF	$876,150
20,500	Energy Select Sector SPDR Fund	1,201,095
15,400	iShares Russell 2000 Growth Index Fund	1,131,438
16,100	iShares S&P MidCap 400 Growth Fund	1,446,424
18,900	iShares S&P SmallCap 600 Growth Index Fund	1,218,294
40,750	iShares Silver Trust*	1,178,898
14,850	Market Vectors Gold Miners ETF	819,571
34,300	PowerShares QQQ Trust	1,801,436
25,000	Rydex S&P MidCap 400 Pure Growth ETF	1,829,750
27,200	Utilities Select Sector SPDR ETF	915,008
16,600	Vanguard Small-Cap Growth ETF	1,109,876
	Total Speculative ETFs	13,527,940

	Core ETFs: 15.6%
24,100	iShares Dow Jones Select Dividend Index Fund	1,162,584
22,200	iShares S&P 500 Growth Index Fund	1,359,528
	Total Core ETFs	2,522,112
	Total Investment Companies
	(Cost $16,870,779)	16,050,052

	SHORT-TERM INVESTMENTS: 0.2%
30,776	Fidelity Government Portfolio, 0.01%#	30,776
	Total Short-Term Investments
	(Cost $30,776)	30,776
	Total Investments: 99.7%
	(Cost $16,901,555)	16,080,828
	Other Assets in Excess of Liabilities: 0.3%	48,437
	Net Assets: 100.0%	$16,129,265

*Non-income producing.
#Annualized seven-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund (REMIX)

The FundX ETF Upgrader Fund offers a core equity portfolio that invests exclusively in exchange traded funds (ETFs).  It is managed for investors seeking long-term growth with average stock market volatility.

The number of holdings in foreign-stock ETFs did not follow a straight line during the past 11 months.  We started out with over 42% in non-U.S. ETFs, and decreased foreign exposure to almost zero within four months.  Then, a surge in overseas equity performance in March and April of 2011 prompted us to shift slightly back into foreign funds for about three months.  By early August we were once again out of foreign stock ETFs almost entirely.  This was a fortuitous move because European-focused funds went on to lose over 20% as a group in the following two months.

Large-cap U.S. growth ETFs comprised about 13% of the REMIX portfolio at the start of the fiscal year.  That increased fairly steadily throughout the following months.  By the end of this 11-month period, 24% of the portfolio was in large-cap growth.

Recent additions to the portfolio include Consumer Staples SPDR (XLP) and Utilities Select Sector SPDR (XLU), as well as high-dividend paying index ETFs, iShares DJ Select Dividend (DVY) and SPDR S&P Dividend (SDY).

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

FundX ETF Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (1/31/07), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX ETF Upgrader	S&P 500 Index	MSCI ACWI Index
1 Year	-3.47%	1.14%	-6.01%
3 Year	-3.65%	1.23%	0.59%
Since Inception (1/31/07)	-5.70%	-2.94%	-3.72%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The MSCI ACWI Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 99.9%
	Speculative ETFs: 25.2%
3,200	Consumer Staples Select Sector SPDR ETF	$95,040
450	Energy Select Sector SPDR Fund	26,365
2,100	iShares S&P MidCap 400 Growth Fund	188,664
1,800	iShares S&P SmallCap 600 Growth Index Fund	116,028
2,350	iShares Silver Trust*	67,986
1,600	Market Vectors Gold Miners ETF	88,304
4,500	PowerShares QQQ Trust	236,340
3,500	Rydex S&P MidCap 400 Pure Growth ETF	256,165
3,000	Utilities Select Sector SPDR ETF	100,920
	Total Speculative ETFs	1,175,812

	Core ETFs: 74.7%
17,400	iShares Dow Jones Select Dividend Index Fund	839,376
13,500	iShares S&P 500 Growth Index Fund	826,740
5,700	SPDR Dow Jones Large Cap Growth ETF	303,468
4,100	SPDR S&P Dividend ETF	199,219
8,500	Vanguard Growth ETF	475,490
18,000	WisdomTree Dividend ex-Financials Fund	844,380
	Total Core ETFs	3,488,673
	Total Investment Companies
	(Cost $5,035,915)	4,664,485

	SHORT-TERM INVESTMENTS: 0.0%
359	Fidelity Government Portfolio, 0.01%#	359
	Total Short-Term Investments
	(Cost $359)	359
	Total Investments: 99.9%
	(Cost $5,036,274)	4,664,844
	Other Assets in Excess of Liabilities: 0.1%	3,197
	Net Assets: 100.0%	$4,668,041

*Non-income producing.
#Annualized seven-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund (TACTX)

The severely stressed equity market environment of 2011 allowed Tactical Upgrader to shine, gaining almost 3.50% for the 11 months ending September 30, 2011, as the S&P 500 Index lost 2.71% and European stocks crumbled badly, with the MSCI All Country World Index down 11.17%.

The risk/reward trade-off for Tactical Upgrader has been favorably asymmetrical during the fiscal year.  In the one-month from July 7 to August 8 U.S. stocks, as measured by the S&P 500 Index, lost 17.13%.  TACTX lost half as much, down 8.50% during that time.  In the ensuing seven weeks, August 8 to September 30, the broad market gained 1.41% while TACTX rose 6.81%.

Another measure of risk, as compared with “long” equity market, is relative standard deviation.  For the 11 months this was 0.475 vs 1.00 for the S&P 500, calculated using daily data from Investors FastTrack.  Similarly, the beta of the Tactical Upgrader Fund was 0.47.

The Tactical Upgrader Fund seeks to balance the pursuit of growth opportunities through Upgrading a portfolio of mutual funds (mainly ETFs) with the added mandate of keeping portfolio volatility in check. These objectives often appear to be at odds with each other.  For example, we buy stock-based ETFs seeking growth, but those same ETFs are inherently volatile.

We identify and manage our risk exposure by monitoring a variety of observable market conditions, including valuations, market trends, investor sentiment and monetary conditions.  Based on these observations, we establish a target level of stock market exposure – allowing more volatility in conditions that have historically been rewarding and progressively reducing volatility as market risks rise.

Because of the fund’s dual mandate, TACTX employs a very flexible investment strategy. TACTX often holds considerable cash, and we use hedging strategies based on listed options to generate income and incrementally increase and tame volatility. Cash levels (including T-Bills) during the past fiscal year varied from under 40% to over 80% of the portfolio, depending on the level of equity exposure and the use of options.

Our goal is to capitalize on market volatility, not simply to avoid all risk.  Rather, we focus on managing risk – not only the risk of loss, but also the risk of lost opportunity.

We don’t believe it’s necessary – or even possible – to accurately forecast the market.  Even when we’ve successfully predicted key events, the market’s reaction is often different than we might expect. Sometimes the market declines in response to positive news, and advances despite what seems like bad news.

In August 2011, for example, investors expected the market would cheer an agreement on raising the U.S. debt ceiling. Instead, the market tumbled and the U.S. credit rating dropped below AAA for the first time. Earlier in the year, investors were gripped by fear after a terrible earthquake and tsunami devastated Japan, causing a nuclear crisis and disrupting global supply chains. Yet the global stock market quickly recovered and surged to fresh highs.

Our models helped us look objectively at market conditions and adjust to changing market risks. Upgrading led us through a variety of leadership changes – eliminating all foreign ETFs, adding modest exposure to precious metals, and shifting from small- and mid-cap to large-cap growth and dividend-focused ETFs.

Simultaneously, the flexibility of our portfolio structure (through various option strategies) allowed us to greatly reduce portfolio volatility while maintaining considerable participation in market advances.

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (2/29/08), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Tactical Upgrader	S&P 500 Index	MSCI ACWI Index
1 Year	5.08%	1.14%	-6.01%
3 Year	-4.50%	1.23%	0.59%
Since Inception (2/29/08)	-8.04%	-2.28%	-5.28%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The MSCI ACWI Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 27.3%
	Speculative Funds: 3.8%
10,000	Market Vectors Gold Miners ETF‡	$551,900
10,000	PowerShares QQQ Trust‡	525,200
	Total Speculative Funds	1,077,100

	Core Funds: 23.5%
10,000	iShares Russell 1000 Growth Index Fund‡	526,200
30,000	iShares S&P 500 Growth Index Fund‡	1,837,200
40,000	SPDR Dow Jones Industrial Average ETF‡	4,356,400
	Total Core Funds	6,719,800
	Total Investment Companies
	(Cost $8,237,027)	7,796,900

Contracts (100 shares per contract)
	PURCHASED PUT OPTIONS: 1.1%
600	SPDR S&P 500 ETF, Expiration 10/22/2011, Strike Price $115*	322,800
	Total Purchased Put Options
	(Cost $169,814)	322,800

Shares/Par Value
	SHORT-TERM INVESTMENTS: 68.0%
12,475,325	Fidelity Government Portfolio, 0.01%#	12,475,325
5,000,000	United States Treasury Bill, Maturity Date 11/10/2011, 0.0080%	4,999,802
2,000,000	United States Treasury Bill, Maturity Date 5/3/2012, 0.0640%	1,999,238
	Total Short-Term Investments
	(Cost $19,474,586)	19,474,365
	Total Investments: 96.4%
	(Cost $27,881,427)	27,594,065
	Other Assets in Excess of Liabilities: 3.6%	1,041,783
	Net Assets: 100.0%	$28,635,848

‡Held in connection with open written call options.
#Annualized seven-day yield as of September 30, 2011.
*Non-income producing.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Options Written at September 30, 2011

Contracts (100 shares per contract)		Value
	Call Options Written
100	iShares Russell 1000 Growth Index Fund, Expiration 10/22/2011, Strike Price $55*	$(8,750)
300	iShares S&P 500 Growth Index Fund, Expiration 10/22/2011, Strike Price $64*	(70,500)
100	Market Vectors Gold Miners ETF, Expiration 10/7/2011, Strike Price $56*	(14,100)
100	PowerShares QQQ Trust, Expiration 10/7/11, Strike Price $53*	(9,650)
400	SPDR Dow Jones Industrial Average ETF, Expiration 10/22/2011, Strike Price $108*	(168,000)
	Total Call Options Written
	(Premiums received $256,509)	(271,000)

	Put Options Written
200	Consumer Staples Select Sector SPDR ETF, Expiration 10/22/2011, Strike Price $30*	(18,200)
400	iShares Dow Jones Select Dividend Index Fund, Expiration 10/22/2011, Strike Price $48*	(57,000)
100	Market Vectors Gold Miners ETF, Expiration 10/22/2011, Strike Price $60*	(58,000)
200	PowerShares QQQ Trust, Expiration 10/22/2011, Strike Price $54*	(61,500)
100	SPDR Gold Trust ETF, Expiration 10/22/2011, Strike Price $168*	(116,750)
200	Utilities Select Sector SPDR ETF, Expiration 10/22/2011, Strike Price $33*	(11,300)
	Total Put Options Written
	(Premiums received $131,470)	(322,750)
	Total Options Written
	(Total Premiums received $387,979)	$(593,750)

*Non-income producing.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund (TOTLX)

The Tactical Total Return fund (TOTLX) may be a useful vehicle for conservative investors who seek to combine our risk-managed tactical equity model with our flexible income strategy.

The Tactical Total Return Fund seeks to find ways to make money for investors across a variety of conditions affecting both equity and fixed income markets.  It does this by balancing the pursuit of growth opportunities through Upgrading a portfolio of mutual funds (mainly ETFs) combined with a component dedicated to bond funds and ETFs.  Moreover, the portfolio includes the additional mandate of keeping the volatility of the equity portfolio in check by utilizing hedging techniques.

The recent volatility in the equities markets allowed the Tactical Total Return Fund to prove its resilience during the six months ended September 30, 2011, losing 2.85% as the S&P 500 Index lost 8.68% and European stocks crumbled badly, with the MSCI All Country World Index down 13.56%.

The risk/reward trade-off for Tactical Total Return Fund was favorably asymmetrical on the equity side during the fiscal year.  In the one-month from July 7 to August 8 U.S. stocks, as measured by the S&P 500 Index, lost 17.13%.  TOTLX lost 5.26% during that time.  In the ensuing seven weeks, August 8 to September 30, the broad market gained 1.41% while TOTLX rose 2.25%.

Another measure of risk, as compared with “long” equity market, is relative standard deviation.  For the 12 months this was 0.364 vs 1.00 for the S&P 500, calculated using daily data from Investors FastTrack.  Similarly, the beta of the Tactical Total Return Fund was 0.28.

Because of the fund’s mandate to keep volatility in check, TOTLX employs a very flexible investment strategy.  The portfolio often holds considerable cash, and we use hedging strategies based on listed options to generate income and incrementally increase and tame volatility. Cash levels (including T-Bills) during the past fiscal year varied from under 30% to over 50% of the portfolio, depending on the levels of equity and fixed income, as well as the use of options.  TOTLX has held a varied level of bond funds and ETFs, ranging from 25% of the portfolio to, at times, almost 50% of the total.

Important Note to Shareholders:

We recently changed the date of our fiscal year from October 31 to the more commonly used date of September 30.  Going forward we will be reporting financial activity in the Upgrader Funds from October 1 through September 30.

Because we just made this change, and we are in a transitional time right now, this annual report covers the eleven-month period from November 1, 2010 through September 30, 2011.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

FundX Tactical Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate Bond Index and Blended 50% S&P 500 Index/50% Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (5/29/09), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

				Blended 50% S&P 500 Index/
Period	FundX Tactical Total Return	S&P 500 Index	Barclays Capital Aggregate Bond Index	50% Barclays Capital Aggregate Bond Index
1 Year	1.97%	1.14%	5.26%	3.76%
Since Inception (5/29/09)	4.12%	11.52%	7.64%	10.10%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at September 30, 2011

Shares		Value
	INVESTMENT COMPANIES: 46.8%
	Speculative Funds: 1.9%
1,000	Market Vectors Gold Miners ETF‡	$55,190
1,000	PowerShares QQQ Trust‡	52,520
	Total Speculative Funds	107,710

	Core Funds: 11.8%
4,000	SPDR Dow Jones Industrial Average ETF‡	435,640
1,000	iShares Russell 1000 Growth Index Fund‡	52,620
3,000	iShares S&P 500 Growth Index Fund‡	183,720
	Total Core Funds	671,980

	Total Return Funds: 7.6%
9,781	Calamos Market Neutral Income Fund	113,162
4,830	Hussman Strategic Total Return Fund	60,227
10,885	Manning & Napier Pro Blend Conservative Term Series	113,094
2,803	Vanguard Wellesley Income Fund	148,173
	Total Total Return Funds	434,656

	Bond Funds: 24.5%
26,854	DoubleLine Total Return Bond Fund	300,770
5,199	Dreyfus International Bond Fund	87,036
12,576	Fidelity GNMA Fund	149,282
600	iShares Barclays 1-3 Year Credit Bond Fund	62,388
1,200	iShares Barclays 3-7 Year Treasury Bond Fund	145,776
20,279	Loomis Sayles Bond Fund	281,680
6,514	Loomis Sayles Global Bond Fund	107,424
38,061	MainStay High Yield Corporate Bond Fund	214,286
10	Metropolitan West Total Return Bond Fund	101
900	SPDR Barclays Capital International Treasury Bond ETF	54,099
	Total Bond Funds	1,402,842

	Inverse Funds: 1.0%
3,000	ProShares UltraShort 20+ Year Treasury*‡	58,320
	Total Inverse Funds	58,320
	Total Investment Companies
	(Cost $2,733,062)	2,675,508

Contracts (100 shares per contract)
	PURCHASED PUT OPTIONS: 0.6%
60	SPDR S&P 500 ETF, Expiration 10/22/2011, Strike Price $115*	32,280
	Total Purchased Put Options
	(Cost $16,981)	32,280

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at September 30, 2011, Continued

Shares/Par Value		Value
	SHORT-TERM INVESTMENTS: 52.0%
1,970,340	Fidelity Government Portfolio, 0.01%#	1,970,340
500,000	United States Treasury Bill, Maturity Date 11/10/2011, 0.0080%	499,980
500,000	United States Treasury Bill, Maturity Date 5/3/2012, 0.0640%	499,810
	Total Short-Term Investments
	(Cost $2,970,185)	2,970,130
	Total Investments: 99.4%
	(Cost $5,720,228)	5,677,918
	Other Assets in Excess of Liabilities: 0.6%	38,471
	Net Assets: 100.0%	$5,716,389

‡ Held in connection with open written call options.
#Annualized seven-day yield as of September 30, 2011.

Schedule of Options Written at September 30, 2011

Contracts (100 shares per contract)		Value
	Call Options Written
10	iShares Russell 1000 Growth Index Fund, Expiration 10/22/2011, Strike Price $55*	$(875)
30	iShares S&P 500 Growth Index Fund, Expiration 10/22/2011, Strike Price $64*	(7,050)
10	Market Vectors Gold Miners ETF, Expiration 10/7/2011, Strike Price $56*	(1,410)
10	PowerShares QQQ Trust, Expiration 10/7/2011, Strike Price $53*	(965)
30	ProShares UltraShort 20+ Year Treasury, Expiration 10/7/2011, Strike Price $19*	(2,475)
40	SPDR Dow Jones Industrial Average ETF, Expiration 10/22/2011, Strike Price $108*	(16,800)
	Total Call Options Written
	(Cost $28,155)	(29,575)

	Put Options Written
20	Consumer Staples Select Sector SPDR ETF, Expiration 10/22/2011, Strike Price $30*	(1,820)
40	iShares Dow Jones Select Dividend Index Fund, Expiration 10/22/2011, Strike Price $48*	(5,700)
10	Market Vectors Gold Miners ETF, Expiration 10/22/2011, Strike Price $60*	(5,800)
20	PowerShares QQQ Trust, Expiration 10/22/2011, Strike Price $54*	(6,150)
10	SPDR Gold Trust ETF, Expiration 10/22/2011, Strike Price $168*	(11,675)
20	Utilities Select Sector SPDR ETF, Expiration 10/22/2011, Strike Price $33*	(1,130)
	Total Put Options Written
	(Cost $13,147)	(32,275)
	Total Options Written
	(Cost $41,302)	$(61,850)

*Non-income producing.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Assets and Liabilities at September 30, 2011

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
ASSETS
Investments in securities, at value (identified cost $269,732,362,
$80,678,088, $60,198,545 and $182,600,676, respectively) (Note 2)	$250,750,646	$74,955,861	$56,765,175	$183,644,319
Cash	192,575	35,316	30,626	—
Receivables:
Investment securities sold	—	—	72,224	—
Fund shares sold	185,939	88,698	260,192	99,095
Dividends and interest	53,455	14,038	52,208	359,266
Prepaid expenses	45,030	23,634	30,464	36,872
Total assets	251,227,645	75,117,547	57,210,889	184,139,552

LIABILITIES
Payables:
Investment securities purchased	174,857	97,774	1,931,265	9,727,484
Fund shares redeemed	68,259	7,413	206,255	983,701
Due to custodian	—	—	—	37
Investment advisory fees, net	219,864	65,419	47,756	103,218
Adminstration fees	38,995	11,204	7,926	23,780
Custody fees	3,600	1,500	1,200	2,000
Fund accounting fees	19,160	6,289	5,930	13,200
Transfer agent fees	26,486	11,030	10,631	18,802
Chief Compliance Officer fees	2,250	867	867	1,500
Other accrued expenses	36,241	26,689	22,312	26,947
Total liabilities	589,712	228,185	2,234,142	10,900,669

NET ASSETS	$250,637,933	$74,889,362	$54,976,747	$173,238,883

Net assets applicable to shares outstanding	$250,637,933	$74,889,362	$54,976,747	$173,238,883
Shares outstanding; unlimited number
of shares authorized without par value	8,663,512	2,256,465	1,844,795	5,729,843
Net asset value, offering and redemption price per share	$28.93	$33.19	$29.80	$30.23

COMPONENTS OF NET ASSETS
Paid-in capital	$407,216,603	$128,680,250	$62,298,156	$166,677,059
Undistributed net investment income	370,124	—	537,411	4,287,537
Accumulated net realized gain (loss) on investments	(137,967,078)	(48,068,661)	(4,425,450)	1,230,644
Net unrealized appreciation (depreciation) on investments	(18,981,716)	(5,722,227)	(3,433,370)	1,043,643
Net assets	$250,637,933	$74,889,362	$54,976,747	$173,238,883

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Assets and Liabilities at September 30, 2011, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
ASSETS
Investments in securities, at value (identified cost $16,901,555,
$5,036,274, $27,881,427 and $5,720,228, respectively) (Note 2)	$16,080,828	$4,664,844	$27,594,065	$5,677,918
Cash	10,561	11,048	203,304	20,297
Deposits at brokers for written options	—	—	1,985	2,000
Receivables:
Investment securities sold	37,694	38,627	1,745,588	177,063
Fund shares sold	55,050	—	267,500	33,548
Dividends and interest	3,579	470	9,950	4,899
Due from advisor, net	—	1,832	—	883
Prepaid expenses	14,349	17,366	18,428	19,276
Total assets	16,202,061	4,734,187	29,840,820	5,935,884

LIABILITIES
Written Options, at value (Premiums received of
$0, $0, $387,979, and $41,302 respectively)	—	—	593,750	61,850
Payables:
Investment securities purchased	23,862	—	547,734	120,922
Fund shares redeemed	1,000	9,058	2,483	968
Due to custodian	—	26,000	—	—
Investment advisory fees, net	12,416	—	22,782	—
Adminstration fees	2,106	2,300	3,700	1,651
Custody fees	600	956	1,200	3,528
Fund accounting fees	1,764	626	2,541	695
Transfer agent fees	6,548	4,799	6,956	5,017
Chief Compliance Officer fees	867	917	1,017	967
Other accrued expenses	23,633	21,490	22,809	23,897
Total liabilities	72,796	66,146	1,204,972	219,495

NET ASSETS	$16,129,265	$4,668,041	$28,635,848	$5,716,389

Net assets applicable to shares outstanding	$16,129,265	$4,668,041	$28,635,848	$5,716,389
Shares outstanding; unlimited number
of shares authorized without par value	783,061	256,254	1,572,977	220,306
Net asset value, offering and redemption price per share	$20.60	$18.22	$18.20	$25.95

COMPONENTS OF NET ASSETS
Paid-in capital	$41,113,164	$10,665,095	$66,793,994	$5,456,796
Undistributed net investment income	—	19,800	—	5,016
Accumulated net realized gain (loss) on investments	(24,163,172)	(5,645,424)	(37,665,013)	317,435
Net unrealized depreciation on investments	(820,727)	(371,430)	(493,133)	(62,858)
Net assets	$16,129,265	$4,668,041	$28,635,848	$5,716,389

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Operations For the Period Ended September 30, 2011*

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
INVESTMENT INCOME
Dividends	$3,703,312	$792,935	$1,821,730	$7,401,072
Interest	162	38	90	187
Total investment income	3,703,474	792,973	1,821,820	7,401,259

EXPENSES (NOTE 3)
Investment advisory fees	3,114,177	885,086	633,656	1,109,897
Transfer agent fees	316,867	111,123	72,609	125,552
Administration fees	175,715	49,942	35,748	89,433
Fund accounting fees	119,353	32,878	19,608	54,110
Reports to shareholders	44,275	13,269	13,340	15,329
Custody fees	28,360	9,646	8,194	13,584
Audit fees	24,500	23,499	19,284	19,209
Registration fees	16,619	15,454	17,529	16,527
Miscellaneous expenses	10,261	1,932	3,202	4,694
Chief Compliance Officer fees	9,068	4,271	4,271	5,681
Trustee fees	8,121	4,827	4,691	6,787
Interest expense (Note 6)	4,155	901	689	2,565
Legal fees	2,032	2,298	2,452	1,905
Insurance expense	1,959	1,367	1,403	1,584
Total expenses	3,875,462	1,156,493	836,676	1,466,857
Less: expenses paid indirectly (Note 3)	(37,556)	(8,452)	(8,503)	(15,870)
Net expenses	3,837,906	1,148,041	828,173	1,450,987
Net investment income (loss)	(134,432)	(355,068)	993,647	5,950,272

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gains on investments	41,872,809	12,522,894	5,382,357	792,380
Capital gain distributions from regulated investment companies	1,525,827	605,454	288,652	999,610
Change in net unrealized depreciation on investments	(60,501,076)	(17,299,450)	(9,625,430)	(9,864,923)
Net realized and unrealized gain (loss) on investments	(17,102,440)	(4,171,102)	(3,954,421)	(8,072,933)
Net decrease in net assets resulting from operations	$(17,236,872)	$(4,526,170)	$(2,960,774)	$(2,122,661)

*	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Operations For the Period Ended September 30, 2011*, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
INVESTMENT INCOME
Dividends	$230,927	$114,311	$112,862	$98,808
Interest	15	10	8,141	1,122
Total investment income	230,942	114,321	121,003	99,930

EXPENSES (NOTE 3)
Investment advisory fees	199,301	63,961	276,736	51,393
Transfer agent fees	33,755	22,428	29,790	18,465
Audit fees	20,196	19,715	18,214	20,685
Registration fees	16,182	12,253	17,549	13,917
Administration fees	11,277	9,148	15,637	6,864
Reports to shareholders	7,449	5,629	6,826	8,423
Fund accounting fees	6,753	2,918	10,250	3,726
Chief Compliance Officer fees	4,158	4,321	4,421	3,771
Trustee fees	4,011	3,715	4,031	4,143
Custody fees	3,853	3,670	16,322	14,417
Legal fees	2,254	2,346	2,004	2,546
Miscellaneous expenses	2,003	1,966	1,604	2,949
Insurance expense	1,433	1,376	1,325	1,338
Interest expense (Note 6)	776	584	—	—
Total expenses (before recoupment)	313,401	154,030	404,709	152,637
Plus: prior year fees waived subject to recoupment	—	—	1,773	—
Total expenses	313,401	154,030	406,482	152,637
Less: fees waived	(14,441)	(58,069)	—	(75,547)
Less: expenses paid indirectly (Note 3)	—	—	(3,858)	(154)
Net expenses	298,960	95,961	402,624	76,936
Net investment income (loss)	(68,018)	18,360	(281,621)	22,994

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	2,190,881	595,963	295,747	61,847
Written options	—	—	2,578,317	258,934
Net realized gains	2,190,881	595,963	2,874,064	320,781
Capital gain distributions from regulated investment companies	29,805	2,821	14,427	8,286
Change in net unrealized depreciation on investments	(3,031,930)	(1,042,032)	(1,443,650)	(317,541)
Net realized and unrealized gain (loss) on investments	(811,244)	(443,248)	1,444,841	11,526
Net increase (decrease) in net assets
resulting from operations	$(879,262)	$(424,888)	$1,163,220	$34,520

*	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Operations For the Year Ended October 31, 2010

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
INVESTMENT INCOME
Dividends	$4,812,017	$1,574,416	$1,598,107	$6,377,531
Interest	752	389	327	2,587
Total investment income	4,812,769	1,574,805	1,598,434	6,380,118

EXPENSES (NOTE 3)
Investment advisory fees	3,722,947	1,121,987	606,032	1,124,604
Transfer agent fees	387,184	138,420	78,853	150,820
Administration fees	207,904	62,607	33,881	89,536
Fund accounting fees	109,861	33,178	19,248	45,661
Custody fees	44,346	13,989	8,235	17,300
Reports to shareholders	39,267	31,704	18,982	23,719
Registration fees	37,372	26,350	24,280	43,863
Audit fees	21,871	21,857	18,870	19,862
Trustee fees	8,545	5,796	4,900	7,128
Miscellaneous expenses	5,140	6,407	4,453	3,202
Chief Compliance Officer fees	4,814	4,777	5,045	4,218
Interest expense (Note 6)	3,873	1,184	578	706
Insurance expense	3,192	2,286	1,510	2,116
Legal fees	3,132	2,833	2,995	2,131
Total expenses	4,599,448	1,473,375	827,862	1,534,866
Less: expenses paid indirectly (Note 3)	(39,855)	(11,624)	(8,443)	(26,872)
Net expenses	4,559,593	1,461,751	819,419	1,507,994
Net investment income	253,176	113,054	779,015	4,872,124

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gains on investments	43,994,325	15,213,411	5,525,896	7,766,446
Capital gain distributions from regulated investment companies	119,582	50,362	106,658	508,096
Change in net unrealized appreciation on investments	3,024,614	171,625	704,305	2,068,442
Net realized and unrealized gain on investments	47,138,521	15,435,398	6,336,859	10,342,984
Net increase in net assets resulting from operations	$47,391,697	$15,548,452	$7,115,874	$15,215,108

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Operations For the Year Ended October 31, 2010, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
INVESTMENT INCOME
Dividends	$652,982	$191,534	$893,047	$168,732
Interest	34	15	8,228	1,015
Total investment income	653,016	191,549	901,275	169,747

EXPENSES (NOTE 3)
Investment advisory fees	303,298	79,904	411,001	63,919
Transfer agent fees	46,037	23,410	46,877	17,048
Registration fees	24,135	18,057	23,980	7,625
Audit fees	17,896	18,358	18,356	17,064
Reports to shareholders	17,703	12,289	14,769	10,392
Administration fees	16,783	10,000	22,703	7,500
Fund accounting fees	10,067	3,203	15,652	3,172
Custody fees	7,485	6,938	15,670	15,026
Chief Compliance Officer fees	5,147	5,111	5,060	5,404
Trustee fees	4,797	4,365	4,580	4,093
Miscellaneous expenses	4,188	3,317	5,112	4,044
Legal fees	4,184	3,260	4,223	3,724
Interest expense (Note 6)	1,887	457	185	—
Insurance expense	1,342	1,226	1,697	620
Total expenses	464,949	189,895	589,865	159,631
Less: fees waived	(17,022)	(69,947)	(1,773)	(64,004)
Less: expenses paid indirectly (Note 3)	—	—	(2,939)	(927)
Net expenses	447,927	119,948	585,153	94,700
Net investment income	205,089	71,601	316,122	75,047

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	1,333,976	909,090	3,600,471	95,846
Written options	—	—	2,420,214	184,564
Net realized gains	1,333,976	909,090	6,020,685	280,410
Capital gain distributions from regulated investment companies	—	—	70,920	16,119
Change in net unrealized appreciation (depreciation) on investments	639,318	83,470	(3,818,523)	(26,678)
Net realized and unrealized gain on investments	1,973,294	992,560	2,273,082	269,851
Net increase in net assets resulting from operations	$2,178,383	$1,064,161	$2,589,204	$344,898

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(134,432)	$253,176	$1,938,197
Net realized gain (loss) on investments	41,872,809	43,994,325	(162,936,254)
Capital gain distributions from regulated investment companies	1,525,827	119,582	2,528,867
Change in net unrealized appreciation (depreciation) on investments	(60,501,076)	3,024,614	168,371,477
Net increase (decrease) in net assets resulting from operations	(17,236,872)	47,391,697	9,902,287

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(303,493)	(1,916,264)	(22,046)
Total distributions to shareholders	(303,493)	(1,916,264)	(22,046)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (b) (c)	(76,425,676)	(86,252,479)	(96,081,883)
Total decrease in net assets	(93,966,041)	(40,777,046)	(86,201,642)

NET ASSETS
Beginning of period/year	344,603,974	385,381,020	471,582,662
End of period/year	$250,637,933	$344,603,974	$385,381,020
Undistributed net investment income	$370,124	$303,490	$1,916,151

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,622,414	$54,568,280	2,492,580	$74,807,786	3,972,045	$96,880,841
Shares issued in
reinvestment of distributions	8,635	290,924	61,766	1,875,223	864	21,373
Shares redeemed (c)	(3,961,649)	(131,284,880)	(5,538,723)	(162,935,488)	(8,330,409)	(192,984,097)
Net decrease	(2,330,600)	$(76,425,676)	(2,984,377)	$(86,252,479)	(4,357,500)	$(96,081,883)

(c)	Net of redemption fees of $48,081, $43,612 and $57,286, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(355,068)	$113,054	$487,176
Net realized gain (loss) on investments	12,522,894	15,213,411	(50,015,480)
Capital gain distributions from regulated investment companies	605,454	50,362	490,704
Change in net unrealized appreciation (depreciation) on investments	(17,299,450)	171,625	52,100,024
Net increase (decrease) in net assets resulting from operations	(4,526,170)	15,548,452	3,062,424

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(133,758)	(485,386)	(1,798)
Total distributions to shareholders	(133,758)	(485,386)	(1,798)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (b)(c)	(20,710,914)	(37,355,607)	(37,706,091)
Total decrease in net assets	(25,370,842)	(22,292,541)	(34,645,465)

NET ASSETS
Beginning of period/year	100,260,204	122,552,745	157,198,210
End of period/year	$74,889,362	$100,260,204	$122,552,745
Undistributed net investment income	$—	$133,756	$485,378

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	346,921	$13,348,992	585,230	$20,008,174	1,262,475	$35,027,553
Shares issued in
reinvestment of distributions	3,305	127,655	13,638	477,041	63	1,777
Shares redeemed (c)	(884,447)	(34,187,561)	(1,707,221)	(57,840,822)	(2,740,154)	(72,735,421)
Net decrease	(534,221)	$(20,710,914)	(1,108,353)	$(37,355,607)	(1,477,616)	$(37,706,091)

(c)	Net of redemption fees of $5,543, $7,393 and $20,252, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$993,647	$779,015	$932,385
Net realized gain (loss) on investments	5,382,357	5,525,896	(12,553,408)
Capital gain distributions from regulated investment companies	288,652	106,658	669,576
Change in net unrealized appreciation (depreciation) on investments	(9,625,430)	704,305	15,223,369
Net increase (decrease) in net assets resulting from operations	(2,960,774)	7,115,874	4,271,922

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(954,561)	(644,499)	(868,051)
Total distributions to shareholders	(954,561)	(644,499)	(868,051)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(6,619,704)	4,611,008	(10,440,323)
Total increase (decrease) in net assets	(10,535,039)	11,082,383	(7,036,452)

NET ASSETS
Beginning of period/year	65,511,786	54,429,403	61,465,855
End of period/year	$54,976,747	$65,511,786	$54,429,403
Undistributed net investment income	$537,411	$419,080	$235,075

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	599,678	$19,836,068	921,076	$28,019,486	679,853	$17,523,867
Shares issued in
reinvestment of distributions	28,567	936,728	20,914	630,974	32,460	826,772
Shares redeemed (c)	(836,814)	(27,392,500)	(794,399)	(24,039,452)	(1,149,347)	(28,790,962)
Net increase (decrease)	(208,569)	$(6,619,704)	147,591	$4,611,008	(437,034)	$(10,440,323)

(c)	Net of redemption fees of $8,479, $3,642 and $4,222, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$5,950,272	$4,872,124	$4,551,272
Net realized gain on investments	792,380	7,766,446	(2,549,375)
Capital gain distributions from regulated investment companies	999,610	508,096	1,114,603
Change in net unrealized appreciation (depreciation) on investments	(9,864,923)	2,068,442	11,162,506
Net increase (decrease) in net assets resulting from operations	(2,122,661)	15,215,108	14,279,006

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,213,237)	(4,153,077)	(5,628,578)
From net realized gain	(2,286,543)	—	—
Total distributions to shareholders	(8,499,780)	(4,153,077)	(5,628,578)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (b)(c)	9,459,869	(2,872,638)	10,952,049
Total increase (decrease) in net assets	(1,162,572)	8,189,393	19,602,477

NET ASSETS
Beginning of period/year	174,401,455	166,212,062	146,609,585
End of period/year	$173,238,883	$174,401,455	$166,212,062
Undistributed net investment income	$4,287,537	$4,057,416	$3,005,418

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,067,564	$64,556,506	2,595,721	$79,852,819	3,770,137	$107,313,875
Shares issued in
reinvestment of distributions	274,756	8,385,556	136,957	4,104,600	198,108	5,535,133
Shares redeemed (c)	(2,029,881)	(63,482,193)	(2,842,248)	(86,830,057)	(3,552,502)	(101,896,959)
Net increase (decrease)	312,439	$9,459,869	(109,570)	$(2,872,638)	415,743	$10,952,049

(c)	Net of redemption fees of $15,734, $8,131 and $16,424, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(68,018)	$205,089	$193,202
Net realized gain (loss) on investments	2,190,881	1,333,976	(10,455,094)
Capital gain distributions from regulated investment companies	29,805	—	—
Change in net unrealized appreciation (depreciation) on investments	(3,031,930)	639,318	11,795,304
Net increase (decrease) in net assets resulting from operations	(879,262)	2,178,383	1,533,412

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(92,098)	(304,681)	—
Total distributions to shareholders	(92,098)	(304,681)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (b)	(5,163,731)	(17,694,340)	(6,976,806)
Total decrease in net assets	(6,135,091)	(15,820,638)	(5,443,394)

NET ASSETS
Beginning of period/year	22,264,356	38,084,994	43,528,388
End of period/year	$16,129,265	$22,264,356	$38,084,994
Undistributed net investment income	$—	$92,089	$193,202

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	297,671	$7,280,754	471,992	$10,288,519	1,296,419	$24,126,383
Shares issued in
reinvestment of distributions	3,531	84,665	13,320	300,887	—	—
Shares redeemed	(518,451)	(12,529,150)	(1,332,756)	(28,283,746)	(1,732,773)	(31,103,189)
Net decrease	(217,249)	$(5,163,731)	(847,444)	$(17,694,340)	(436,354)	$(6,976,806)

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$18,360	$71,601	$155,017
Net realized gain (loss) on investments	595,963	909,090	(3,914,321)
Capital gain distributions from regulated investment companies	2,821	—	—
Change in net unrealized appreciation (depreciation) on investments	(1,042,032)	83,470	3,160,094
Net increase (decrease) in net assets resulting from operations	(424,888)	1,064,161	(599,210)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(21,645)	(136,104)	(68,767)
Total distributions to shareholders	(21,645)	(136,104)	(68,767)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (b)	(1,829,165)	(3,628,385)	(2,743,483)
Total decrease in net assets	(2,275,698)	(2,700,328)	(3,411,460)

NET ASSETS
Beginning of period/year	6,943,739	9,644,067	13,055,527
End of period/year	$4,668,041	$6,943,739	$9,644,067
Undistributed net investment income	$19,800	$21,645	$86,250

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	250,846	$5,359,139	98,048	$1,838,485	713,042	$11,219,348
Shares issued in
reinvestment of distributions	1,041	21,518	7,236	135,240	4,198	67,923
Shares redeemed	(349,871)	(7,209,822)	(304,615)	(5,602,110)	(933,657)	(14,030,754)
Net decrease	(97,984)	$(1,829,165)	(199,331)	$(3,628,385)	(216,417)	$(2,743,483)

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(281,621)	$316,122	$602,466
Net realized gain (loss) on investments	295,747	3,600,471	(27,562,493)
Net realized gain on written options	2,578,317	2,420,214	24,994
Capital gain distributions from regulated investment companies	14,427	70,920	229,485
Change in net unrealized appreciation (depreciation) on investments	(1,443,650)	(3,818,523)	24,672,102
Net increase (decrease) in net assets resulting from operations	1,163,220	2,589,204	(2,033,446)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(817,013)	(411,024)
Total distributions to shareholders	—	(817,013)	(411,024)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (b)(c)	(4,724,044)	(47,429,571)	(330,588)
Total decrease in net assets	(3,560,824)	(45,657,380)	(2,775,058)

NET ASSETS
Beginning of period/year	32,196,672	77,854,052	80,629,110
End of period/year	$28,635,848	$32,196,672	$77,854,052
Undistributed net investment income	$—	$—	$197,645

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	368,964	$6,713,348	495,432	$8,392,183	4,509,425	$71,999,529
Shares issues in
reinvestment of dividends	—	—	48,191	815,394	24,365	409,824
Shares redeemed (c)	(626,769)	(11,437,392)	(3,334,426)	(56,637,148)	(4,515,582)	(72,739,941)
Net increase (decrease)	(257,805)	$(4,724,044)	(2,790,803)	$(47,429,571)	18,208	$(330,588)

(c)	Net of redemption fees of $20, $244 and $8,865, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30, 2011(a)	October 31, 2010	October 31, 2009(c)
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$22,994	$75,047	$17,177
Net realized gain (loss) on investments	61,847	95,846	(101,139)
Net realized gain on written options	258,934	184,564	1,000
Capital gain distributions from regulated investment companies	8,286	16,119	24
Change in net unrealized appreciation (depreciation) on investments	(317,541)	(26,678)	281,361
Net increase in net assets resulting from operations	34,520	344,898	198,423

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(53,786)	(70,144)	—
From net realized gain	(194,318)	—	—
Total distributions to shareholders	(248,104)	(70,144)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (b)(d)	716,187	(2,205,150)	6,945,759
Total increase (decrease) in net assets	502,603	(1,930,396)	7,144,182

NET ASSETS
Beginning of period/year	5,213,786	7,144,182	—
End of period/year	$5,716,389	$5,213,786	$7,144,182
Undistributed net investment income	$5,016	$31,419	$17,177

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:
(c)	Fund commenced operations on May 29, 2009.

	Period Ended		Year Ended		Year Ended
	September 30, 2011		October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	45,107	$1,197,161	46,127	$1,196,936	286,749	$7,176,701
Shares issued in
reinvestment of distributions	9,501	247,586	2,700	69,942	—	—
Shares redeemed (d)	(27,492)	(728,560)	(133,437)	(3,472,028)	(8,949)	(230,942)
Net increase (decrease)	27,116	$716,187	(84,610)	$(2,205,150)	277,800	$6,945,759

(d)	Net of redemption fees of $0, $1,081 and $36, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended
	September 30,		Years Ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value, beginning of period/year	$31.34		$27.57	$25.72		$49.65		$40.54	$35.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	(0.01	)(7)	0.02 (7)	0.14		0.74		0.42	(0.03)
Net realized and unrealized gain (loss) on investments	(2.37)		3.89	1.71		(20.21)		11.70	7.17
Total from investment operations	(2.38)		3.91	1.85		(19.47)		12.12	7.14

LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.14)	(0.00	)(3)	(0.74)		(0.42)	(0.01)
From net realized gain	—		—	—		(3.60)		(2.59)	(2.22)
Distribution in excess	—		—	—		(0.12)		—	—
Total distributions	(0.03)		(0.14)	(0.00	)(3)	(4.46)		(3.01)	(2.23)
Paid-in capital from redemption fees (Note 2)	0.00	(3)	0.00 (3)	0.00	(3)	0.00	(3)	0.00 (3)	0.01
Net asset value, end of period/year	$28.93		$31.34	$27.57		$25.72		$49.65	$40.54
Total return	(7.61	)%^	14.20%	7.20%		(42.67	)%(2)	31.55%	20.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$250.6		$344.6	$385.4		$471.5		$941.3	$656.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived/recouped and expenses absorbed	1.24	%+	1.24%	1.25%		1.16%		1.15%	1.23%
After fees waived or recouped(5)	1.24	%+	1.24%	1.25%		1.16%		1.15%	1.23%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived/recouped and expenses absorbed	(0.05	)%+	0.05%	0.47%		1.78%		0.85%	(0.14)%
After fees waived or recouped(6)	(0.05	)%+	0.05%	0.47%		1.78%		0.85%	(0.14)%
Portfolio turnover rate	153	%^	139%	201%		167%		84%	112%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (42.69)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.23%, 1.22%, 1.20%, 1.11%, 1.11% and 1.19% for the period/years ended September 30, 2011, October 31, 2010, October 31,2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively.(Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.04)%, 0.07%, 0.52%, 1.83%, 0.89% and (0.10)% for the period/years ended September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(7)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended
	September 30,		Years Ended October 31,
	2011*		2010	2009		2008	2007	2006
Net asset value, beginning of period/year	$35.93		$31.43	$29.24		$58.51	$44.20	$38.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	(0.14	)(6)	0.03 (6)	0.12		0.84	0.37	(0.04)
Net realized and unrealized gain (loss) on investments	(2.55)		4.60	2.07		(24.84)	15.86	7.67
Total from investment operations	(2.69)		4.63	2.19		(24.00)	16.23	7.63

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.13)	(0.00	)(2)	(0.84)	(0.36)	—
From net realized gain	—		—	—		(4.23)	(1.58)	(1.58)
Distributions in excess	—		—	—		(0.21)	—	—
Total distributions	(0.05)		(0.13)	(0.00	)(2)	(5.28)	(1.94)	(1.58)
Paid-in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00	(2)	0.01	0.02	0.06
Net asset value, end of period/year	$33.19		$35.93	$31.43		$29.24	$58.51	$44.20
Total return	(7.51	)%^	14.73%	7.49%		(44.63)%	37.99%	20.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$74.9		$100.3	$122.6		$157.2	$330.1	$234.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	1.31	%+	1.31%	1.33%		1.23%	1.24%	1.28%
After fees waived or recouped(4)	1.31	%+	1.31%	1.33%		1.23%	1.24%	1.31%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	(0.41	)%+	0.09%	0.36%		1.76%	0.70%	(0.14)%
After fees waived or recouped(5)	(0.41	)%+	0.09%	0.36%		1.76%	0.70%	(0.17)%
Portfolio turnover rate	153	%^	146%	213%		181%	95%	119%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.30%, 1.30%, 1.30%, 1.20%, 1.20% and 1.27% for the period/years ended September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment loss to average net assets would have been (0.40)%, 0.10%, 0.39%, 1.79%, 0.74% and (0.13)% for the period/years ended September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended
	September 30,		Years Ended October 31,
	2011*		2010	2009	2008		2007	2006
Net asset value, beginning of period/year	$31.90		$28.56	$26.24	$40.09		$35.89	$32.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.47	(7)	0.39 (7)	0.42	0.71		0.55	0.25
Net realized and unrealized gain (loss) on investments	(2.12)		3.29	2.27	(11.00)		5.55	5.28
Total from investment operations	(1.65)		3.68	2.69	(10.29)		6.10	5.53

LESS DISTRIBUTIONS:
From net investment income	(0.45)		(0.34)	(0.37)	(0.76)		(0.43)	(0.32)
From net realized gain	—		—	—	(2.81)		(1.48)	(1.44)
Total distributions	(0.45)		(0.34)	(0.37)	(3.57)		(1.91)	(1.76)
Paid-in capital from redemptions fees (Note 2)	0.00	(3)	0.00 (3)	0.00 (3)	0.01		0.01	0.01
Net asset value, end of period/year	$29.80		$31.90	$28.56	$26.24		$40.09	$35.89
Total return	(5.31	)%^	12.96%	10.44%	(27.81	)%(2)	17.68%	17.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$55.0		$65.5	$54.4	$61.5		$104.6	$78.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived/recouped and expenses absorbed	1.32	%+	1.37%	1.36%	1.29%		1.27%	1.36%
After fees waived or recouped(5)	1.32	%+	1.37%	1.36%	1.29%		1.30%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS(4):
Before fees waived/recouped and expenses absorbed	1.55	%+	1.27%	1.68%	2.10%		1.34%	0.72%
After fees waived or recouped(6)	1.55	%+	1.27%	1.68%	2.10%		1.31%	0.58%
Portfolio turnover rate	165	%^	124%	137%	156%		101%	111%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (27.83)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.31%, 1.35%, 1.32%, 1.24%, 1.25% and 1.45% for the period/years ended September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.57%, 1.29%, 1.72%, 2.15%, 1.36% and 0.63% for the period/years ended September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(7)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended
	September 30,		Years Ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value, beginning of period/year	$32.19		$30.07	$28.68	$30.93	$29.46	$28.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.07	(6)	0.93 (6)	1.07	1.04	1.08	1.23
Net realized and unrealized gain (loss) on investments	(1.39)		1.92	1.65	(2.05)	1.35	0.99
Total from investment operations	(0.32)		2.85	2.72	(1.01)	2.43	2.22

LESS DISTRIBUTIONS:
From net investment income	(1.20)		(0.73)	(1.33)	(0.38)	(0.96)	(1.09)
From net realized gain	(0.44)		—	—	(0.86)	—	—
Total distributions	(1.64)		(0.73)	(1.33)	(1.24)	(0.96)	(1.09)
Paid-in capital from redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of period/year	$30.23		$32.19	$30.07	$28.68	$30.93	$29.46
Total return	(1.03	)%^	9.67%	9.86%	(3.39)%	8.43%	8.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$173.2		$174.4	$166.2	$146.6	$133.2	$70.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	0.93	%+	0.96%	0.97%	0.93%	0.95%	1.09%
After fees waived or recouped(4)	0.93	%+	0.96%	0.99%	0.99%	0.99%	0.99%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	3.74	%+	3.01%	3.03%	3.82%	4.33%	4.54%
After fees waived or recouped(5)	3.74	%+	3.01%	3.01%	3.76%	4.29%	4.64%
Portfolio turnover rate	141	%^	106%	124%	125%	51%	76%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.92%,  0.94%%, 0.97%, 0.94%, 0.93% and 0.93% for the period/years ended September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.75%, 3.03%, 3.03%, 3.81%, 4.35% and 4.70% for the period/years ended September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended
	September 30,		Years Ended October 31,			Period Ended
	2011**		2010	2009	2008	October 31, 2007*
Net asset value, beginning of period/year	$22.26		$20.61	$19.06	$33.59	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	(0.08	)(4)	0.15 (4)	0.10	0.30	(0.06)
Net realized and unrealized gain (loss) on investments	(1.49)		1.67	1.45	(14.28)	8.65
Total from investment operations	(1.57)		1.82	1.55	(13.98)	8.59

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.17)	—	(0.30)	—
From net realized gain	—		—	—	(0.09)	—
Distribution in excess	—		—	—	(0.16)	—
Total distributions	(0.09)		(0.17)	—	(0.55)	—
Paid-in capital from redemption fees	—		—	—	0.00 (2)	0.00	(2)
Net asset value, end of period/year	$20.60		$22.26	$20.61	$19.06	$33.59
Total return	7.11	%^	8.81%	8.13%	(42.24)%	34.36	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$16.1		$22.3	$38.1	$43.5	$51.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	1.57	%+	1.53%	1.46%	1.33%	1.79	%+
After fees waived or recouped	1.50	%+	1.48%	1.46%	1.39%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	(0.41	)%+	0.62%	0.51%	0.93%	(0.95	)%+
After fees waived or recouped	(0.34	)%+	0.67%	0.51%	0.87%	(0.66	)%+
Portfolio turnover rate	208	%^	374%	450%	407%	159	%^

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
*	Fund commenced operations January 31, 2007.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended
	September 30,		Years Ended October 31,				Period Ended
	2011**		2010	2009	2008		October 31, 2007*
Net asset value, beginning of period/year	$19.60		$17.42	$16.96	$29.67		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.05	(4)	0.17 (4)	0.24	0.36		(0.07)
Net realized and unrealized gain (loss) on investments	(1.37)		2.29	0.30	(12.55)		4.74
Net increase from payments by affiliates on the
disposal of investments in violation of restrictions	—		—	—	0.02		—
Total from investment operations	(1.32)		2.46	0.54	(12.17)		4.67

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.28)	(0.08)	(0.36)		—
From net realized gain	—		—	—	(0.15)		—
Distribution in excess	—		—	—	(0.04)		—
Total distributions	(0.06)		(0.28)	(0.08)	(0.55)		—
Paid-in capital from redemption fees (Note 2)	—		—	—	0.01		—
Net asset value, end of period/year	$18.22		$19.60	$17.42	$16.96		$29.67
Total return	(6.77	)%^	14.18%	3.25%	(41.68	)%(2)	18.68	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$4.7		$6.9	$9.6	$13.1		$20.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	2.41	%+	2.38%	2.18%	1.83%		2.07	%+
After fees waived or recouped	1.50	%+	1.50%	1.50%	1.50%		1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	(0.62	)%+	0.02%	0.89%	1.21%		(1.03	)%+
After fees waived or recouped	0.29	%+	0.90%	1.57%	1.54%		(0.46	)%+
Portfolio turnover rate	282	%^	325%	547%	547%		271	%^

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (41.74%).

(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
*	Fund commenced operations January 31, 2007.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended
	September 30,		Years Ended October 31,		Period Ended
	2011**		2010	2009	October 31, 2008*
Net asset value, beginning of period/year	$17.59		$16.85	$17.52	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.17	)(4)	0.13 (4)	0.13	0.00	(1)
Net realized and unrealized gain (loss) on investments	0.78		0.80	(0.71)	(7.48)
Total from investment operations	0.61		0.93	(0.58)	(7.48)
Paid-in capital from redemption fees (Note 2)	0.00	(1)	0.00 (1)	0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	—		(0.19)	(0.09)	—
Total distributions	—		(0.19)	(0.09)	—
Net asset value, end of period/year	$18.20		$17.59	$16.85	$17.52
Total return	3.47	%^	5.59%	(3.29)%	(29.92	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$28.6		$32.2	$77.9	$80.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS(5):
Before fees waived/recouped and expenses absorbed	1.46	%+	1.44%	1.27%	1.24	%+
After fees waived or recouped(2)	1.47	%+	1.44%	1.27%	1.24	%+

RATIO OF NET INVESTMENT GAIN (LOSS) TO AVERAGE NET ASSETS(5):
Before fees waived/recouped and expenses absorbed	(1.02	)%+	0.75%	0.70%	0.01	%+
After fees waived or recouped(3)	(1.03	)%+	0.75%	0.70%	0.01	%+
Portfolio turnover rate	589	%^	331%	1118%	204	%^

(1)	Amount is less than $0.01.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.45%, 1.42% and 1.25% for the period/year ended September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(3)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been (1.01)%, 0.77% and 0.72% for the period/year ended September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(4)	Calculated using the average shares outstanding method.
(5)	Does not include expenses of investment companies in which the Fund invests.
^	Not Annualized.
+	Annualized.
*	Fund commenced operations February 29, 2008.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Period Ended		Year Ended	Period Ended
	September 30, 2011**		October 31, 2010	October 31, 2009*
Net asset value, beginning of period/year	$26.99		$25.72	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.11	(4)	0.31 (4)	0.06
Net realized and unrealized gain on investments	0.13		1.20	0.66
Total from investment operations	0.24		1.51	0.72
Paid-in capital from redemption fees	—		0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.24)	—
From net realized gain	(1.00)		—	—
Total distributions	(1.28)		(0.24)	—
Net asset value, end of period/year	$25.95		$26.99	$25.72
Total return	0.84	%^	5.93%	2.88	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$5.7		$5.2	$7.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.97	%+	2.50%	3.94	%+
After fees waived and expenses absorbed(2)	1.50	%+	1.50%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.03	)%+	0.15%	(1.49	)%+
After fees waived or recouped(3)	0.44	%+	1.15%	0.95	%+
Portfolio turnover rate	297	%^	239%	109	%^

(1)	Amount is less than $0.01.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.50% and 1.48% for the period/year ended September 30, 2011 and October 31, 2010, respectively.  There were no credits for the period ended October 31, 2009. (Note 3).

(3)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.44% and 1.17% for the period/year ended September 30, 2011 and October 31, 2010, respectively.  There were no credits for the period ended October 31, 2009. (Note 3).

(4)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Fund commenced operations May 29, 2009.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2011

Note 1 – Organization

FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX ETF Aggressive Upgrader Fund, FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund (the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

FundX Upgrader Fund (“Upgrader Fund”) commenced operations on November 1, 2001.  FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”) and FundX Flexible Income Fund (“Flexible Income Fund”) commenced operations on July 1, 2002.  FundX ETF Aggressive Upgrader Fund (“ETF Aggressive Fund”) and FundX ETF Upgrader Fund (“ETF Upgrader Fund”) commenced operations on January 31, 2007.  FundX Tactical Upgrader Fund (“Tactical Fund”) commenced operations on February 29, 2008.  FundX Tactical Total Return Fund (“Tactical Total Return Fund”) commenced operations on May 29, 2009.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.  The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income.  The investment objective of the ETF Aggressive Fund and the ETF Upgrader Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Tactical Fund is to seek long-term capital appreciation; capital preservation is a secondary consideration.  The investment objective of the Tactical Total Return Fund is to seek long-term capital appreciation and current income with an emphasis on risk management.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of September 30, 2011 the Funds did not hold fair valued securities.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period.  Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid.  In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.  See Note 7 for further details.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011:

FundX Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$249,974,309	$—	$—	$249,974,309
Short-Term Investments	776,337	—	—	776,337
Total Investments in Securities	$250,750,646	$—	$—	$250,750,646

FundX Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$74,670,920	$—	$—	$74,670,920
Short-Term Investments	284,941	—	—	284,941
Total Investments in Securities	$74,955,861	$—	$—	$74,955,861

FundX Conservative Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$54,451,478	$—	$—	$54,451,478
Short-Term Investments	2,313,697	—	—	2,313,697
Total Investments in Securities	$56,765,175	$—	$—	$56,765,175

FundX Flexible Income Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$167,412,451	$—	$—	$167,412,451
Short-Term Investments	16,231,868	—	—	16,231,868
Total Investments in Securities	$183,644,319	$—	$—	$183,644,319

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

FundX ETF Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$16,050,052	$—	$—	$16,050,052
Short-Term Investments	30,776	—	—	30,776
Total Investments in Securities	$16,080,828	$—	$—	$16,080,828

FundX ETF Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$4,664,485	$—	$—	$4,664,485
Short-Term Investments	359	—	—	359
Total Investments in Securities	$4,664,844	$—	$—	$4,664,844

FundX Tactical Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$7,796,900	$—	$—	$7,796,900
Purchased Options	—	322,800	—	322,800
Short-Term Investments	12,475,325	6,999,040	—	19,474,365
Total Investments in Securities	$20,272,225	$7,321,840	$—	$27,594,065
Written Options	$—	$(593,750)	$—	$(593,750)

FundX Tactical Total Return Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$2,675,508	$—	$—	$2,675,508
Purchased Options	—	32,280	—	32,280
Short-Term Investments	1,970,340	999,790	—	2,970,130
Total Investments in Securities	$4,645,848	$1,032,070	$—	$5,677,918
Written Options	$—	$(61,850)	$—	$(61,850)

B.
Federal Income Taxes.  The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At September 30, 2011, the following capital loss carryforwards were available:

	Expires	Expires
	2016	2017	Total
Upgrader Fund	$—	$137,967,078	$137,967,078
Aggressive Fund	—	47,996,999	47,996,999
Conservative Fund	—	4,424,447	4,424,447
ETF Aggressive Fund	12,956,335	11,153,724	24,110,059
ETF Upgrader Fund	1,429,744	4,209,217	5,638,961
Tactical Fund	10,247,975	27,154,437	37,402,412

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund and the Tactical Fund and 2009-2010 for the Tactical Total Return Fund), or expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days, except for the ETF Aggressive Fund and ETF Upgrader Fund which do not charge a redemption fee. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Options Contracts.  When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

The activity in options during the fiscal year ended September 30, 2011, is as follows:

FundX Tactical Upgrader Fund
	Contracts	Premiums Received
Options outstanding, beginning of period	3,494	$418,823
Options written	39,058	5,514,455
Options exercised	(10,611)	(1,446,072)
Options expired	(4,933)	(591,212)
Options closed	(24,808)	(3,508,015)
Options outstanding, end of period	2,200	$387,979

FundX Tactical Total Return Fund
	Contracts	Premiums Received
Options outstanding, beginning of period	172	$20,767
Options written	4,136	569,071
Options exercised	(1,027)	(140,225)
Options expired	(555)	(65,216)
Options closed	(2,476)	(343,095)
Options outstanding, end of period	250	$41,302

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Tactical Fund and Tactical Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities.  The Tactical Fund and Tactical Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds participation in a market advance.  At September 30, 2011, the Tactical Fund and Tactical Total Return Fund had 1.1% and 0.6% of net assets, respectively, invested in purchased put options and (2.1%) and (1.1%) of net assets, respectively, invested in covered written call and put options.

Statement of Assets and Liabilities – Market values of Derivative Instruments as of September 30, 2011:

	Statement of Assets and Liabilities Location	Market Value
FundX Tactical Upgrader Fund
Equity Contracts	Investments in securities, at value	$322,800
Written Equity Contracts	Options written, at value	$(593,750)

FundX Tactical Total Return Fund
Equity Contracts	Investments in securities, at value	$32,280
Written Equity Contracts	Options written, at value	$(61,850)

Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended September 30, 2011 were as follows:

Amount of Realized Gain (Loss) on Derivative Instruments Recognized in Income:

	Purchased Options	Written Options
FundX Tactical Upgrader Fund	$115,534	$2,578,317
FundX Tactical Total Return Fund	$10,807	$258,934

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income:

	Purchased Options	Written Options
FundX Tactical Upgrader Fund	$159,440	$(330,684)
FundX Tactical Total Return Fund	$15,622	$(26,727)

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended September 30, 2011, the following adjustments were made:

	Undistributed Net	Accumulated
	Investment Income	Gains/Losses	Paid-in Capital
Upgrader Fund	$504,559	$(504,559)	$—
Aggressive Fund	355,070	(271,605)	(83,465)
Conservative Fund	79,245	(79,245)	—
Flexible Income Fund	493,086	(493,086)	—
ETF Aggressive Fund	68,027	(16,735)	(51,292)
ETF Upgrader Fund	1,440	(1,440)	—
Tactical Fund	281,621	—	(281,621)
Tactical Total Return Fund	4,389	(4,389)	—

The permanent differences primarily relate to ETF and Grantor Trust dividend reclassifications, currency gain/loss reclassifications and net operating loss reclassifications.

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued.

K.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

L.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

Note 3 – Commitments and Other Related Party Transactions

DAL Investment Company, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on nest assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund.  For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund.  For the ETF Aggressive Fund, the ETF Upgrader Fund, the Tactical Fund and the Tactical Total Return Fund, the Advisor receives a monthly fee at the annul rate of 1.00% based upon the average daily net assets of each fund.  For the fiscal year ended September 30, 2011, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund, and Tactical Total Return Fund incurred $3,114,177, $885,086, $633,656, $1,109,897, $199,301, $63,961, $276,736 and $51,393 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds expenses so that their ratio of expenses to average net assets will not exceed the following:

Upgrader Fund	1.50%	ETF Aggressive Fund	1.50%
Aggressive Fund	1.50%	ETF Upgrader Fund	1.50%
Conservative Fund	1.50%	Tactical Fund	1.50%
Flexible Income Fund	0.99%	Tactical Total Return Fund	1.50%

The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the fiscal year ended September 30, 2011, the Advisor recouped $1,773 in expenses that were waived during previous years.  For the fiscal year ended September 30, 2011 the Advisor waived $14,441, $58,069 and $75,547 in fees for the ETF Aggressive Upgrader Fund, ETF Upgrader Fund and Tactical Total Return Fund, respectively.

At September 30, 2011, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the ETF Aggressive Fund, ETF Upgrader Fund and Tactical Total Return Fund that may be recouped was $31,463, $195,496 and $183,891 respectively.  The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September 30,
	2012	2013	2014
ETF Aggressive Fund	—	17,022	14,441
ETF Upgrader Fund	67,480	69,947	58,069
Tactical Total Return Fund	44,340	64,004	75,547

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

For the fiscal year ended September 30, 2011, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund incurred $175,715, $49,942, $35,748, $89,433, $11,277, $9,148, $15,637 and $6,864 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the fiscal year ended September 30, 2011, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund were allocated $9,068, $4,271, $4,271, $5,681, $4,158, $4,321, $4,421 and $3,771 of the Trust’s Chief Compliance Officer Fee, respectively.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are both affiliates of the Administrator.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties.  USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank.  For the fiscal year ended September 30, 2011, this expense reduction, in aggregate, equaled $37,556, $8,452, $8,503, $15,870, $3,858 and $154 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Tactical Total Return Fund, respectively.  These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly”.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the fiscal year ended September 30, 2011 are as follows:

	Purchases	Sales
Upgrader Fund	$515,070,504	$590,549,807
Aggressive Fund	147,222,324	167,884,962
Conservative Fund	111,322,195	118,092,457
Flexible Income Fund	244,480,609	242,069,619
ETF Aggressive Fund	45,283,272	50,652,947
ETF Upgrader Fund	19,266,430	21,088,762
Tactical Fund	71,204,902	70,094,175
Tactical Total Return Fund	9,490,960	9,736,927

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the period ended September 30, 2011 and the year ended October 31, 2010 were as follows:

	2011	2010
FundX Upgrader Fund
Ordinary income	$303,493	$1,916,264

FundX Aggressive Upgrader Fund
Ordinary income	$133,758	$485,386

FundX Conservative Upgrader Fund
Ordinary income	$954,561	$644,499

FundX Flexible Income Fund
Ordinary income	$6,622,708	$4,153,077
Long-term capital gain*	$1,877,072	$—

FundX ETF Aggressive Upgrader Fund
Ordinary income	$92,098	$304,681

FundX ETF Upgrader Fund
Ordinary income	$21,645	$136,104

FundX Tactical Upgrader Fund
Ordinary income	$—	$817,013

FundX Tactical Total Return Fund
Ordinary income	$221,502	$70,144
Long-term capital gain*	$26,602	$—

*Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

As of September 30, 2011, components of distributable earnings on a tax basis were as follows:

		FundX	FundX	FundX
	FundX	Aggressive	Conservative	Flexible
	Upgrader	Upgrader	Upgrader	Income
	Fund	Fund	Fund	Fund
Cost of Investments	$269,732,362	$80,749,750	$60,199,548	$182,646,738
Gross tax unrealized appreciation	3,047,819	1,107,243	458,867	3,508,570
Gross tax unrealized depreciation	(22,029,535)	(6,901,132)	(3,893,240)	(2,510,990)
Net tax unrealized appreciation	(18,981,716)	(5,793,889)	(3,434,373)	997,580
Undistributed ordinary income	370,124	—	537,411	4,287,537
Undistributed long-term capital gain	—	—	—	1,276,707
Total distributable earnings	370,124	—	537,411	5,564,244
Other accumulated gains/(losses)	(137,967,078)	(47,996,999)	(4,424,447)	—
Total accumulated earnings	$(156,578,670)	$(53,790,888)	$(7,321,409)	$6,561,824

	FundX	FundX	FundX	FundX
	ETF Aggressive	ETF	Tactical	Tactical
	Upgrader	Upgrader	Upgrader	Total Return
	Fund	Fund	Fund	Fund
Cost of Investments	$16,954,668	$5,042,737	$28,349,800	$5,748,408
Gross tax unrealized appreciation	652,484	50,035	47,268	45,262
Gross tax unrealized depreciation	(1,526,324)	(427,928)	(803,003)	(115,752)
Net tax unrealized appreciation	(873,840)	(377,893)	(755,735)	(70,490)
Undistributed ordinary income	—	19,800	—	33,767
Undistributed long-term capital gain	—	—	—	296,316
Total distributable earnings	—	19,800	—	330,083
Other accumulated gains/(losses)	(24,110,059)	(5,638,961)	(37,402,411)	—
Total accumulated earnings	$(24,983,899)	$(5,997,054)	$(38,158,146)	$259,593

Differences between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and section 1256 mark to market adjustments.

Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available a credit facility pursuant to eight separate Loan and Security Agreements for each of the Funds to be used temporarily for extraordinary or emergency purposes, including the financing of redemption payments.  For the fiscal year ended September 30, 2011, the average interest rate on the credit facility was 3.25% (prime rate) for each of the Funds.  Advances are not collateralized by a first lien against the Funds’ assets.  During the fiscal year ended September 30, 2011, the average outstanding average daily balances for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund were $147,638, $26,497, $21,216, $77,392, $27,225, $23,536, $0 and $0, respectively.  The maximum amounts available were $35,000,000, $15,000,000, $10,000,000, $25,000,000 $3,500,000, $1,500,000, $2,000,000 and $1,000,000.  The maximum amounts outstanding during the fiscal year ended September 30, 2011 were $6,414,000, $2,581,000, $898,000, $2,038,000, $1,576,000, $927,000, $0 and $0, respectively.  Interest expense amounted to $4,155, $901, $689, $2,565, $776, $584, $0 and $0, respectively for the fiscal year ended September 30, 2011.  At September 30, 2011, the ETF Upgrader Fund had an outstanding loan balance of $26,000.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2011, Continued

Note 7 – Investment Company Positions in Excess of 1% of Total Outstanding Shares

As discussed in Note 2, the sale of shares may be restricted on investment company positions that exceed 1% of the investment company’s total outstanding shares.  At September 30, 2011, the following Funds had holdings that exceed this 1% threshold.  Information concerning these investments is as follows:

FundX Upgrader Fund
		Market Value as of
Fund Name	Shares	September 30, 2011
Scout Mid Cap	75,862	$942,964
	75,862	$942,964

Total net assets as of September 30, 2011		$250,637,933
Percentage of net assets in excess of 1% of total outstanding shares		0.4%

FundX Aggressive Upgrader Fund
		Market Value as of
Fund Name	Shares	September 30, 2011
Allianz RCM Wellness	2,882	$74,333
	2,882	$74,333

Total net assets as of September 30, 2011		$74,889,362
Percentage of net assets in excess of 1% of total outstanding shares		0.1%

FundX Flexible Income Fund
		Market Value as of
Fund Name	Shares	September 30, 2011
Payden Emerging Markets Bond	163,925	$2,262,165
	163,925	$2,262,165

Total net assets as of September 30, 2011		$173,238,883
Percentage of net assets in excess of 1% of total outstanding shares		1.3%

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX ETF Aggressive Upgrader Fund, the FundX ETF Upgrader Fund, the FundX Tactical Upgrader Fund and the FundX Tactical Total Return Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of September 30, 2011, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significantly estimated made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of September 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2011

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Expense Example For the Period Ended September 30, 2011 (Unaudited)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/11 – 9/30/11).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem those shares that have been held for less than 30 days.  There is no redemption fee for the ETF Aggressive Upgrader and ETF Upgrader Fund. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

FundX Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 805	$5.65
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.33

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.25% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Expense Example For the Period Ended September 30, 2011 (Unaudited), Continued

FundX Aggressive Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 797	$5.95
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.68

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.32% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

FundX Conservative Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 868	$6.13
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.31% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

FundX Flexible Income Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 968	$4.49
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.61

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 0.91% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

FundX ETF Aggressive Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 792	$6.74
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

FundX ETF Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 821	$6.85
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Expense Example For the Period Ended September 30, 2011 (Unaudited), Continued

FundX Tactical Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 966	$7.10
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.28

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.44% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

FundX Tactical Total Return Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$ 964	$7.39
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the six month period).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
in Fund
	Position	Term of Office		Complex(2)	Other
Name, Address	with the	and Length		Overseen	Directorships
And Age	Trust	of Time Served	Principal Occupation During Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite Term	President, Talon Industries, Inc. (administrative, management	8	Trustee,
(born 1943)	and	Since May 1991.	and business consulting); formerly, Executive Vice President		PNC Funds, Inc.
c/o U.S. Bancorp	Trustee		and Chief Operating Officer, Integrated Asset Management
Fund Services, LLC			(investment adviser and manager) and formerly, President,
2020 E. Financial Way			Value Line, Inc. (investment advisory and financial publishing firm).
Suite 100
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite Term	Investment Consultant; formerly, Chief Executive Officer,	8	The Dana Foundation;
(born 1939)		Since May 1991.	Rockefeller Trust Co., (prior thereto Senior Vice President), and		The University of
c/o U.S. Bancorp			Managing Director, Rockefeller & Co. (Investment Manager		Virginia Law School
Fund Services, LLC			and Financial Advisor); formerly, Senior Vice President, Norton		Foundation.
2020 E. Financial Way			Simon, Inc.
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite Term	Former owner, Golf Adventures, LLC, (Vacation Services);	8	None.
(born 1938)		Since May 1991.	formerly, President and Founder, National Investor Data
c/o U.S. Bancorp			Services, Inc. (investment related computer software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term	Consultant, since July 2001; formerly, Executive Vice President,	8	Independent Trustee,
(born 1950)		Since May 1991.	Investment Company Administration, LLC		The Managers Funds,
c/o U.S. Bancorp			(mutual fund administrator).		Managers AMG Funds,
Fund Services, LLC					Aston Funds; Advisory
2020 E. Financial Way					Board Member,
Suite 100					Sustainable Growth
Glendora, CA 91741					Advisers, LP;
Independent Director,
Chase Investment
Counsel; formerly
Independent Director,
Guardian Mutual
Funds.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Trustees and Executive Officers, Continued

Number of
Portfolios
in Fund
	Position	Term of Office		Complex(2)	Other
Name, Address	with the	and Length		Overseen	Directorships
And Age	Trust	of Time Served	Principal Occupation During Past Five Years	by Trustees	Held

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite Term;	Senior Vice President and Chief Financial Officer (and other	Not	Not
(born 1973)		Since January 2011.	positions), U.S. Bancorp Fund Services, LLC since 1997.	Applicable.	Applicable.
c/o U.S. Bancorp	Trustee	Indefinite Term;
Fund Services, LLC		Since September
615 East Michigan St.		2011.
Milwaukee, WI 53202

Patrick J. Rudnick	Treasurer	Indefinite Term;	Vice President, U.S. Bancorp Fund Services, LLC, since 2006;	Not	Not
(born 1973)		Since November	formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Applicable.	Applicable.
c/o U.S. Bancorp		2009.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Elaine E. Richards	Secretary	Indefinite Term;	Vice President and Legal Compliance Officer, U.S. Bancorp Fund	Not	Not
(born 1968)		Since February	Services, LLC, since July 2007; formerly, Vice President and Senior	Applicable.	Applicable.
c/o U.S. Bancorp		2008.	Counsel, Wells Fargo Funds Management, LLC (2004-2007).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Donna Barrette	Chief	Indefinite Term:	Vice President and Compliance Officer, U.S. Bancorp Fund	Not	Not
(born 1966)	Compliance	Since July 2011.	Services, LLC since August 2004.	Applicable.	Applicable.
c/o U.S. Bancorp	Officer
Fund Services, LLC	Anti-Money	Indefinite Term:
615 East Michigan St.	Laundering	Since July 2011.
Milwaukee, WI 53202	Officer
	Vice	Indefinite Term:
	President	Since July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which at the time was comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the FundX Aggressive Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX ETF Upgrader Fund, FundX ETF Aggressive Upgrader Fund, FundX Tactical Upgrader Fund, FundX Tactical Total Return Fund and FundX Upgrader Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with DAL Investment Company, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Trustees noted that the Advisor had contractually agreed to maintain certain annual expense ratios for each of the Funds. The Trustees noted that a factor in the expense ratio for certain of the Funds was the recoupment by the Advisor of amounts that it had previously paid (either in the form of fee waivers or fund subsidies), and such recoupment was fair. The Trustees also took into account that the Advisor’s strategy involved investing in other mutual funds, which necessarily involved some degree of underlying fees, and that investors selecting these Funds were electing a fund-of-funds structure with its attendant additional costs as disclosed in the prospectuses. When reviewing performance and expenses, the Trustees considered each Fund relative to funds within the same Morningstar peer group universe.

The Board specifically discussed the Advisor’s investment strategy for all of the FundX Funds and its use of other investment companies and exchange-traded funds (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board then discussed whether the services provided under the Advisory Agreements were duplicative of the services provided under the Acquired Funds’ advisory contracts.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Lipper classifications. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.

For the FundX Aggressive Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date and 1-year time periods, but underperformed its category peer group median for the three and five-year time periods.

For the FundX Conservative Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date, three, and five-year periods, while the Fund underperformed its category peer group median for the one-year period.

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date and one-year periods, while the Fund underperformed its category peer group median for the three-year period.

For the FundX ETF Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date period, while it underperformed its category peer group median for the one and three-year periods.

For the FundX Flexible Income Fund, the Board noted that the Fund’s performance was above its category peer group median for the year-to-date and one-year periods, while it was the same for the five-year period and below its category peer group median for the three-year period.

For the FundX Tactical Total Return Fund, the Board noted that the Fund’s performance was below that of its peer group median for the year-to-date and one-year periods.  The Board took into consideration the Fund’s short period of operations.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

For the FundX Tactical Upgrader Fund, the Board noted that the Fund’s performance was below that of its peer group median for the year-to-date, one-year and three-year time periods.

For the FundX Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date time period, but underperformed its category peer group median for the one, three, and five-year time periods.

The Trustees also considered any differences of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the FundX Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees also noted that the advisory fee was above its category peer group median as well as that of all other funds of funds.  Similarly, the Trustees noted that the Fund’s net expense ratio was above that of all other funds of funds, but the Fund’s net expense ratio was below its category peer group median.  The Board noted that the Fund is currently operating below its expense cap.

For the FundX Conservative Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee was above its category peer group median as well as that of all other funds of funds.  Similarly, the Trustees noted that the Fund’s net expense ratio was above that of all other funds of funds, while the Fund’s net expense ratio was the same as its category peer group median.  The Board noted that the Fund is currently operating below its expense cap.

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee were above its peer group median as well as that of all other funds of funds.  Similarly, the Trustees noted that the Fund’s net expense ratio was above that of all other funds of funds and its category peer group median.

For the FundX ETF Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee were above its peer group median as well as that of all other funds of funds.  Similarly, the Trustees noted that the Fund’s net expense ratio was above that of all other funds of funds and its category peer group median.

For the FundX Flexible Income Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.99%.  The Trustees noted that the Fund’s contractual advisory fee and net expense ratio were above its category peer group median, although both the advisory fee and net expense ratio were below those of all other funds of funds.  The Board noted that the Fund has been operating below its expense cap.

For the FundX Tactical Total Return Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s contractual advisory fee and net expense ratio were above its category peer group median.  Similarly, the Fund’s advisory fee and net expense ratio were above those of all other funds of funds.

For the FundX Tactical Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s contractual advisory fee and total expense ratio were above its category peer group median.  Similarly, the Fund’s advisory fee and net expense ratio were above those of all other funds of funds.

For the FundX Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s contractual advisory fee was above its category peer group median as well as that of all other funds of funds.  Similarly, the Trustees noted that the Fund’s net expense ratio was above that of all other funds of funds, although it was below its category peer group median.  The Board noted that the Fund has been operating below its expense cap.

The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed is specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

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FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863].  In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863].  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

Federal Tax Information (Unaudited)

For the fiscal year ended September 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Upgrader Fund	100.00%
Aggressive Fund	100.00%
Conservative Fund	100.00%
Flexible Income Fund	100.00%
ETF Aggressive Fund	100.00%
ETF Upgrader Fund	100.00%
Tactical Fund	0.00%
Tactical Total Return Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2011 was as follows:

Upgrader Fund	100.00%
Aggressive Fund	100.00%
Conservative Fund	100.00%
Flexible Income Fund	100.00%
ETF Aggressive Fund	100.00%
ETF Upgrader Fund	100.00%
Tactical Fund	0.00%
Tactical Total Return Fund	100.00%

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably belive two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-gree (866) 455-FUND to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

WWW.UPGRADERFUNDS.COM

Advisor
DAL Investment Company LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm
Tait,Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	742935547
FundX Aggressive Upgrader Fund	HOTFX	742935521
FundX Conservative Upgrader Fund	RELAX	742935513
FundX Flexible Income Fund	INCMX	742935497
FundX ETF Aggressive Upgrader Fund	UNBOX	742935349
FundX ETF Upgrader Fund	REMIX	742935331
FundX Tactical Upgrader Fund	TACTX	742935281
FundX Tactical Total Return Fund	TOTLX	742935190

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FundX Upgrader Fund
	FYE 9/30/2011	FYE 10/31/2010
Audit Fees	$21,200	$20,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

FundX Aggressive Upgrader Fund
	FYE 9/30/2011	FYE 10/31/2009
Audit Fees	$20,700	$20,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

FundX Conservative Upgrader Fund
	FYE 9/30/2011	FYE 10/31/2010
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

FundX Flexible Income Fund
	FYE 9/30/2011	FYE 10/31/2010
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

FundX ETF Aggressive Upgrader Fund
	FYE 9/30/2011	FYE 10/31/2010
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

FundX ETF Upgrader Fund
	FYE 9/30/2011	FYE 10/31/2010
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

FundX Tactical Upgrader Fund
	FYE 9/30/2011	FYE 10/31/2010
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

FundX Tactical Total Return Fund
	FYE 9/30/2011	FYE 10/31/2010
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2011	FYE 10/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2011	FYE 10/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     November 30, 2011

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 2, 2011

* Print the name and title of each signing officer under his or her signature.